UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

Certified Shareholder Report of

Registered Management Investment Companies

Investment Company Act File Number: 811-05085

Capital Income Builder

(Exact Name of Registrant as Specified in Charter)

333 South Hope Street

Los Angeles, California 90071

(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (213) 486-9200

Date of fiscal year end: October 31

Date of reporting period: October 31, 2013

Michael W. Stockton

Capital Income Builder

333 South Hope Street

Los Angeles, California 90071

(Name and Address of Agent for Service)

Copies to:

Kathryn A. Sanders

O’Melveny & Myers LLP

400 South Hope Street, 10th Floor

Los Angeles, California 90071

(Counsel for the Registrant)

ITEM 1 – Reports to Stockholders

Companies
are embracing
dividend culture.

Capital Income Builder® Annual report for the year ended October 31, 2013

Capital Income Builder seeks to provide a level of current income that exceeds the average yield on U.S. stocks generally and a growing stream of income over the years. Growth of capital is a secondary objective.

This fund is one of more than 40 offered by one of the nation’s largest mutual fund families, American Funds, from Capital Group. For more than 80 years, Capital has invested with a long-term focus based on thorough research and attention to risk.

Fund results shown in this report, unless otherwise indicated, are for Class A shares at net asset value. If a sales charge (maximum 5.75%) had been deducted, the results would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value. For current information and month-end results, visit americanfunds.com.

Here are the average annual total returns on a $1,000 investment with all distributions reinvested for periods ended September 30, 2013 (the most recent calendar quarter-end):

Class A shares	1 year	5 years	10 years

Reflecting 5.75% maximum sales charge	4.29%	5.89%	7.09%

For other share class results, visit americanfunds.com and americanfundsretirement.com.

The total annual fund operating expense ratio is 0.61% for Class A shares as of the prospectus dated January 1, 2014 (unaudited).

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers, without which results would have been lower. Visit americanfunds.com for more information.

The fund’s 30-day yield for Class A shares as of November 30, 2013, reflecting the 5.75% maximum sales charge and calculated in accordance with the U.S. Securities and Exchange Commission (SEC) formula, was 3.08%.

The return of principal for bond funds and for funds with significant underlying bond holdings is not guaranteed. Fund shares are subject to the same interest rate, inflation and credit risks associated with the underlying bond holdings. Investing outside the United States may be subject to additional risks, such as currency fluctuations, periods of illiquidity and price volatility. These risks may be heightened in connection with investments in developing countries. Refer to the fund prospectus and the Risk Factors section of this report for more information on these and other risks associated with investing in the fund.

Special feature

6	Companies are embracing dividend culture.

Contents

1	Letter to investors
4	The value of a long-term perspective
12	Summary investment portfolio
18	Financial statements
35	Board of trustees and other officers

Fellow investors:

Improvements in the global economy led to a sharp rise in equities over the course of Capital Income Builder’s most recent fiscal year. Conversely, bond prices fell as the Federal Reserve eyed a reduction in its bond buying program.

For the 12 months ended October 31, 2013, the fund’s dividend yield was 3.82%, compared with a 1.97% yield for the unmanaged Standard & Poor’s 500 Composite Index, a broad measure of U.S. equities that has no expenses. The fund’s yield also surpassed the 2.32% average yield of the more than 600 income funds tracked by Lipper.

In terms of total return, Capital Income Builder gained 15.0% for the period. By way of comparison, the Lipper Income Funds Average — a measure of returns for the fund’s peer group — returned 9.0%. The S&P 500 had a total return of 27.2%, while the unmanaged MSCI EAFE (Europe, Australasia, Far East) Index,* which measures developed markets outside North America and has no expenses, increased 26.9%.

Unlike these all-equity indexes, the fund contains a bond portfolio, which held back returns during the period. It should be noted, however, that bond holdings provide the potential for mitigating losses and providing income in difficult equity markets. The fund has surpassed the S&P 500, MSCI EAFE and its peer group over 10-year and lifetime periods, as you can see in the chart below.

Growth of income

The fund’s managers strive to increase the fund’s dividend each quarter, though market conditions can, at times, make doing so challenging. The fund paid a quarterly dividend of 48.5 cents a share and a special dividend of 27.5 cents a share in December 2012, followed by a regular dividend of 48.5 cents a share in March of this year, and a 49-cent dividend in both June and September.

As of this writing, the fund’s managers anticipate a December 2013 quarterly dividend of 49.5 cents a share. Due to a decline in Asian real estate company shares — long a major source of special dividends for the fund — the managers do not expect a special dividend will be paid this December.

Results at a glance

For periods ended October 31, 2013,

with all distributions reinvested

	Cumulative total returns	Average annual total returns
	1 year	5 years	10 years	Lifetime (since 7/30/87)

Capital Income Builder (Class A shares)	14.99%	11.31%	7.80%	9.86%
Standard & Poor’s 500 Composite Index†	27.16	15.16	7.45	9.17
Lipper Income Funds Average	8.96	10.13	5.59	8.35
Consumer Price Index (inflation)	0.96	1.52	2.36	2.78

*	Results reflect dividends net of withholding taxes.
†	The market index is unmanaged and, therefore, has no expenses.

Capital Income Builder	1

Largest equity holdings
October 31, 2013

Company	Percent of net assets

Philip Morris International	3.3%
Altria Group	3.0
Novartis	2.4
Vodafone	2.2
National Grid	2.1
AbbVie	2.0
Verizon	1.8
AT&T	1.6
HSBC Holdings	1.5
GlaxoSmithKline	1.5

The investment landscape

Equities rallied substantially during the fund’s fiscal year, both domestically and around the world, as economies regained some ground. On the other hand, bond markets fell.

In the U.S., the Federal Reserve indicated in the spring that it might reduce its bond repurchase program (also called quantitative easing) later in the year or in 2014. This caused a sharp decline in bond prices. When the Fed finally clarified its position in mid-September, the situation reversed itself to an extent, but prices continued to slip through the rest of the fund’s fiscal year.

Signs of strengthening economic growth, including healthier gross domestic product figures in the U.S., helped boost domestic

2	Capital Income Builder

equities. European stocks also fared well as euro-zone nations achieved a degree of stability in fiscal and monetary matters, and there are signs of recovery in a number of those countries. Similarly, Japan has enjoyed both an economic and market resurgence in recent months due to changes in government policies.

Corporate profits remained robust across much of the world during the fund’s fiscal year. In addition, there have been instances of an increase in dividend payouts in a variety of sectors and industries. While payouts remain strong overseas, there is some evidence that dividend growth is on the rise in the U.S. as well.

The fund’s holdings

Capital Income Builder’s investment professionals continue to seek out companies that not only pay dividends, but have the capacity to grow their dividends regularly over time. The fund’s mandate allows it to invest in companies in the U.S. and throughout the world, so long as they meet dividend criteria.

Consumer staples remained the single biggest sector among the fund’s equity holdings during the period, representing 11.9% of total assets, down from 13.2% a year ago. Financials made up the second largest with 10.8% of total assets, up from 8.5% a year ago; both price appreciation and increased dividend growth accounted for this. Telecommunications services remained the third largest sector of equity assets at 10.8%, up from 9.2% the year prior.

Investments in U.S. equities represented 38.6% of the fund’s overall holdings as of October 31, up from 33.3% a year ago. European equities represented 30.3% of total assets, an increase from 25.6%, while equities from the Asia-Pacific region accounted for 10.4% of total assets, down from 12.1%.

Each of the fund’s top 10 holdings produced a positive return for the fiscal year. Philip Morris International, the fund’s largest holding, advanced 0.6%. Telecommunications services provider Vodafone jumped 32.6% and is expected to pay a special dividend during the first quarter of 2014.

The fund’s bond portfolio currently makes up just 16% of total assets, down considerably from 23% a year ago. With yields remaining low despite a drop in bond prices, the fund’s managers opted to

Capital Income Builder	3

allocate more assets to equities in order to potentially generate more income. The bond portfolio’s returns were flat for the period, though bonds remain an important part of Capital Income Builder’s structure, as they can provide a degree of protection and stability in difficult markets.

Looking ahead

With rates expected to rise as bond prices fall, an important question is how higher yielding stocks might fare in such an environment. There may be short-term selloffs in the months ahead, but the fund’s focus on dividend growth, instead of high yields generally, could help it remain less correlated to the bond markets.

The global economy continues to show improvement. Should that trend continue, equities may rally further, while bond prices may continue to slide. Of course, any number of events — from government action (or inaction) to economic difficulties — could create volatility in the months ahead.

The equity markets showed surprising strength in 2013, but it is important to keep in mind that this kind of price appreciation in future periods likely is not sustainable. There will be opportunities for the fund to shine in the months and years ahead, especially if more companies adopt a strong dividend culture. For more on this, please see our special feature beginning on page 6.

We appreciate your continued trust and look forward to reporting to you again in six months.

Cordially,

James B. Lovelace
Vice Chairman of the Board

Joyce E. Gordon
President

December 9, 2013

For current information about the fund, visit americanfunds.com.

The value of a long-term perspective

[1]	As outlined in the prospectus, the sales charge is reduced for accounts (and aggregated investments) of $25,000 or more and is eliminated for purchases of $1 million or more. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares.
[2]	The market index is unmanaged and, therefore, has no expenses.
[3]	Results of the Lipper Income Funds Average do not reflect any sales charges.
[4]	For the period July 30, 1987 (when the fund began operations), through October 31, 1987.

4	Capital Income Builder

How a $10,000 investment has grown over the fund’s lifetime

Fund results shown are for Class A shares and reflect deduction of the maximum sales charge of 5.75% on the $10,000 investment.1 Thus, the net amount invested was $9,425. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com.

[5]	Prior to January 1, 2009, dividends from net investment income were declared daily and paid to shareholders quarterly. As of January 1, 2009, the fund began declaring and distributing dividends on a periodic basis. Dividends reinvested reflect quarterly dividends actually paid during the period, while year-end values are adjusted for cumulative dividends accrued but not yet paid.

The results shown are before taxes on fund distributions and sale of fund shares.

Capital Income Builder	5

Companies are embracing dividend culture.

When evaluating potential investments for Capital Income Builder, the fund’s investment professionals look at a company’s “dividend culture” — its history of paying and growing dividends over time.

A number of years ago, Capital Research CompanySM investment analyst Joe Matt watched a group of investors grill the chief financial officer of a Fortune 500 company during a conference. Noting that the company had very little debt on its balance sheet, they believed it should take on more debt in order to repurchase its own stock which, in turn, would produce a short-term gain in share price.

“When they’d finished with him, I pulled him aside and told him I might have a significantly different opinion,” Joe says. “He seemed pretty relieved and invited me to come see him. In preparation, I started putting some things together on dividends.” During their subsequent meeting, they found that they held similar views. The CFO was reassured that there were indeed major investors who strongly supported the payment of dividends.

The primary job of investment analysts is to research individual companies and determine whether they fit in with a given fund’s objectives. That often includes assessing a company’s dividend culture. In today’s environment, where some investors prefer stock buybacks and dividends aren’t always embraced, it takes a strong management team that can stay the course and grow dividends regularly.

“We’d like to see more of a dividend culture around the world, but that’s not always thought of as the ‘fashionable’ way to manage a business,” says portfolio manager Jim Lovelace. “In some situations that’s fine, but for Capital Income Builder we’re always looking for companies with that strong dividend culture.”

Putting cash to work

There are four primary ways a company can use the cash it generates:

•	Reinvestment in the company. A majority of companies are looking to grow their operations. Done effectively, both the company and its share price should increase in value.

•	Mergers and acquisitions. Purchasing another company is a relatively rapid way to enter a new line of business or take additional market share in an existing line. Yet there are times when an acquisition doesn’t work out as intended. “There are some companies that have been very successful with M&A,” says portfolio manager Joyce Gordon. “And then there are those that end up taking large write-offs because the transaction fails.”

•	Stock repurchases. Many companies buy back their own shares on the open market. Some do so regularly in order to offset dilution from stock options issued

6	Capital Income Builder

“To my mind, dividends are a covenant between a company, its board and the shareholders. Investing in equities always carries risk, and dividends are a way to reward shareholders for taking that risk.”

JAMES BRAY

Capital Income Builder	7

“I think the road ahead will encourage companies to continue growing dividends. For many companies, we think it’s the smart thing to do, both for the companies and for Capital Income Builder’s shareholders.”

JOYCE GORDON

to their managers and employees. Others want to give their share price a boost in the market. That boost, however, can come at a cost. “Like any investor, you’d prefer to buy low and sell high. The same goes for buybacks,” Joe explains. “Our research, however, shows that some companies end up paying a premium for their shares.”

•	Dividends. For investors, dividends can be seen as a form of profit sharing. “To my mind, dividends are a covenant between a company, its board and the shareholders,” says investment analyst James Bray. “Investing in equities always carries risk, and dividends are a way to reward shareholders for taking that risk.”

The benefits of dividends

Companies regularly reinvest their income to expand their business. However, the success of M&A and share buyback programs can be hit-or-miss. Dividends, on the other hand, can do a lot to help a company’s fortunes.

“In our experience, companies that commit to regularly paying and growing their dividends over time tend to have strong growth prospects and effective management,” Jim says. “These companies not only have higher total returns than their peers, they are generally better equipped to weather stock market downturns. The regular income provided by dividends not only cushions the blow of a loss in share price, but also attracts investors looking for income in down markets.”

For many investors, a strong dividend culture illustrates the company’s belief in its own growth prospects while also holding management accountable to shareholders. And there are many large investors — such as those in charge of Capital Income Builder — who won’t invest in companies that don’t have a strong dividend culture. Regularly paying and increasing dividends can potentially increase the demand for a company’s stock.

Making the case on behalf of shareholders

The fund’s investment professionals are not “activist investors.” They don’t take to the pages of The Wall Street Journal or appear on CNBC to talk about how a given company might do things better. They have long believed in the importance of strong working relationships with the companies they research, and many of the fund’s investment analysts — some of the longest tenured analysts in the mutual fund industry — have covered companies for decades.

When Joe visited the CFO of the Fortune 500 company after the investment conference, he brought along a presentation gleaned from both academic and real-world studies of dividend-paying companies as well as the observations of colleagues. The presentation was a hit, and the company remained committed

8	Capital Income Builder

Five myths about dividend-paying companies

In discussing dividend culture with companies, here are five myths that Joe likes to address:

1 Dividends are a minor part of shareholder returns.

From 1983 through 2012, dividend payments represented 53% of the total return of companies in the unmanaged Standard & Poor’s 500 Composite Index. In other words, more than half of the money made by investors in these companies came from dividend payments.

2 A high payout ratio signals declining future earnings growth.

Some investors feel that income paid out in dividends is better off reinvested in the company to fuel future growth. However, from 1946 to 2001, companies that paid a higher percentage of earnings as dividends also enjoyed stronger earnings growth.

3 Paying dividends signals a stock is overvalued.

There are those who believe that companies pay dividends in part to buoy a share price that doesn’t reflect the true value of a company. Yet companies that regularly grow their dividends saw the highest increase in share price from 1972 to 2012, according to a recent study by Ned Davis Research. In other words, the share price grew sustainably over time.

4 Investor demand does not support high payout ratios.

Some have argued that higher taxes on dividend income have made dividends less attractive. While share repurchases have increased as more companies offer employee stock options, there nonetheless remains a strong appetite among investors for the income that dividends provide, and fully 30% of earnings from S&P 500 companies are paid out as dividends.

5 Companies with high payout ratios receive lower valuations.

Executives at some companies worry that paying dividends signals a company is “maturing” and may not have the high growth associated with attractive stocks. Joe’s research, however, shows that there’s very little correlation between a strong dividend culture and valuation. Indeed, dividend payers and dividend growers often fare better in the market than other companies.

Capital Income Builder	9

“In our experience, companies that commit to regularly paying and growing their dividends over time tend to have strong growth prospects and effective management.” JIM LOVELACE to its dividend in the face of short-term expectations from other investors.

James recently took Joe’s presentation, which has been amended and improved over the years, to another company that was considering initiating a dividend. He of course added data about the company, its peers and the broader industry. He then sat down with management and the board of directors to discuss how starting and growing that dividend could help both the company and its shareholders.

“The company in question already had a very shareholder-friendly orientation. They also reinvested and allocated their capital with a great deal of consideration,” James says. “I don’t doubt they would’ve done a dividend anyway, but I think our conversations helped convince management that the time was right.”

A new trend?

From 1977 to 1989, the companies in the S&P 500 paid out 47% of their earnings in dividends, according to Capital Strategy Research, the fund adviser’s research arm. From 2010 to 2011, that payout ratio fell to just 30%. Yet there are signs that a dividend culture may be returning to U.S. companies.

“There’s this lingering mythology from the dot-com era that dividends aren’t exciting,” Jim says. “After what happened in 2008, I think you’re starting to see more companies look at dividends. I’d still like to see an even greater shift in dividend culture than we’ve seen thus far; there have been a few one-off instances where it’s really taken hold.”

The current market environment has been a boon for dividend investors. With bond yields remaining near historic lows, some investors have turned to dividends to help provide income for a variety of portfolios. As rates begin to rise in the coming months and years, however, it will be the companies that grow their dividends that may make a strong showing.

“I think the road ahead will encourage companies to continue growing dividends,” adds Joyce. “For many companies, we think it’s the smart thing to do, both for the companies and for Capital Income Builder’s shareholders.” ¡

10	Capital Income Builder

Dividend culture around the world

One of the reasons Capital Income Builder invests internationally is because of a strong dividend culture among many European and Asian companies.

“A lot of companies overseas really understand and embrace dividend culture,” observes Joyce. “Some of that has to do with the fact that pension funds and other larger investors in Europe and Asia need the dividend income, and companies have responded. Investors in general have a greater appreciation for them.”

There are basically two models for paying dividends. In the U.S. and certain other nations, a company’s board of directors sets regular quarterly dividends, giving investors more certainty about when and how much they’ll get paid. In Europe, dividends are paid out as a percentage of income and are sometimes paid only once or twice a year.

Yet overall, as you can see here, other nations far surpass the U.S. in dividend yield. “When you compare the numbers, you can see that the U.S. is really the outlier when it comes to dividend culture,” says analyst Jay Mortenson. “But since the financial crisis, you’re starting to see the beginning of an uptick in yields here in the U.S. as well. We hope it continues.”

Source: MSCI as of 10/31/13.

Capital Income Builder	11

Summary investment portfolio October 31, 2013

Industry sector diversification	Percent of net assets

Country diversification	Percent of net assets
United States	52.4%
United Kingdom	16.4
Euro zone*	8.6
Switzerland	3.7
Singapore	2.8
Hong Kong	2.1
Australia	1.9
Taiwan	1.4
Canada	1.2
Sweden	1.1
China	1.0
Thailand	0.9
Other countries	3.4
Short-term securities & other assets less liabilities	3.1

*	Countries using the euro as a common currency; those represented in the fund’s portfolio are Austria, Belgium, Finland, France, Germany, Ireland, Italy, Luxembourg, the Netherlands, Portugal, Slovenia and Spain.

Common stocks 80.70%	Shares	Value (000)	Percent of net assets
Consumer staples 11.89%
Philip Morris International Inc.	32,765,000	$2,920,017	3.28%
Altria Group, Inc.	70,565,875	2,627,168	2.95
Reynolds American Inc.	15,165,000	779,026	.87
British American Tobacco PLC	13,329,337	734,351	.82
Lorillard, Inc.	13,552,312	691,303	.78
Nestlé SA	7,842,599	566,143	.63
Kraft Foods Group, Inc.	8,782,666	477,601	.54
Other securities		1,798,820	2.02
		10,594,429	11.89

Financials 10.84%
HSBC Holdings PLC (Hong Kong)	75,139,655	828,155	1.50
HSBC Holdings PLC (United Kingdom)	45,949,535	502,540
Sampo Oyj, Class A	16,214,801	768,126	.86
HCP, Inc.	17,293,500	717,680	.81
Prudential PLC	32,251,969	661,407	.74
Principal Financial Group, Inc.	8,131,600	385,926	.43
Digital Realty Trust, Inc.[1]	7,658,400	364,999	.41
Public Storage	2,150,000	358,986	.40
Fannie Mae[2]	12,458,206	29,152	.03
Other securities		5,044,854	5.66
		9,661,825	10.84

Telecommunication services 10.84%
Vodafone Group PLC	534,061,000	1,922,424	2.23
Vodafone Group PLC (ADR)	1,860,000	68,485
Verizon Communications Inc.	31,545,100	1,593,343	1.79
AT&T Inc.	38,578,230	1,396,532	1.57
Singapore Telecommunications Ltd.	416,118,500	1,266,244	1.42
CenturyLink, Inc.[1]	32,243,235	1,091,756	1.23
TeliaSonera AB	76,361,277	632,803	.71
Other securities		1,683,605	1.89
		9,655,192	10.84

12	Capital Income Builder

	Shares	Value (000)	Percent of net assets
Utilities 9.84%
National Grid PLC	145,365,495	$1,828,505	2.05%
SSE PLC[1]	57,134,900	1,297,199	1.46
Dominion Resources, Inc.	13,566,980	864,895	.97
Power Assets Holdings Ltd.	56,772,000	473,039	.53
EDP - Energias de Portugal, SA	103,776,317	382,127	.43
GDF SUEZ	15,289,553	380,727	.43
FirstEnergy Corp.	9,989,000	378,283	.43
Exelon Corp.	13,235,000	377,727	.42
Other securities		2,781,633	3.12
		8,764,135	9.84

Health care 9.38%
Novartis AG	27,201,000	2,111,986	2.37
AbbVie Inc.	37,138,000	1,799,336	2.02
GlaxoSmithKline PLC	49,349,000	1,300,439	1.46
Amgen Inc.	9,890,000	1,147,240	1.29
Bristol-Myers Squibb Co.	8,000,000	420,160	.47
Other securities		1,577,651	1.77
		8,356,812	9.38

Industrials 6.28%
Lockheed Martin Corp.	7,018,500	935,847	1.05
General Electric Co.	34,405,000	899,347	1.01
Waste Management, Inc.	10,080,300	438,896	.49
VINCI SA	5,425,113	348,004	.39
Other securities		2,972,284	3.34
		5,594,378	6.28

Energy 5.06%
BP PLC	154,853,000	1,198,502	1.34
Kinder Morgan, Inc.	24,210,873	854,886	.96
Royal Dutch Shell PLC, Class B	21,676,500	750,558	.84
Eni SpA	25,877,000	655,258	.73
ConocoPhillips	7,985,100	585,308	.66
Other securities		468,373	.53
		4,512,885	5.06

Consumer discretionary 4.11%
Darden Restaurants, Inc.[1]	8,429,000	434,346	.49
Daimler AG	4,802,400	394,097	.44
William Hill PLC[1]	56,291,818	361,846	.41
Other securities		2,470,632	2.77
		3,660,921	4.11

Information technology 3.83%
Microsoft Corp.	20,675,000	730,861	.82
Texas Instruments Inc.	16,855,000	709,258	.80
Delta Electronics, Inc.	84,649,233	439,388	.49
Other securities		1,536,775	1.72
		3,416,282	3.83

Materials 3.69%
Dow Chemical Co.	15,294,000	603,654	.68
Rio Tinto PLC	8,851,000	448,174	.50
Amcor Ltd.	42,943,530	439,975	.49
BASF SE	3,340,000	347,508	.39
Other securities		1,453,065	1.63
		3,292,376	3.69

Miscellaneous 4.94%
Other common stocks in initial period of acquisition		4,400,152	4.94

Total common stocks (cost: $57,844,565,000)		71,909,387	80.70

Capital Income Builder	13

Preferred stocks 0.08%	Shares	Value (000)	Percent of net assets
Financials 0.02%
HSBC Holdings PLC, Series 2, 8.00%	200,000	$5,468	.01%
Other securities		12,055	.01
		17,523	.02

Other 0.03%
Other securities		27,251	.03

Miscellaneous 0.03%
Other preferred stocks in initial period of acquisition		22,540	.03

Total preferred stocks (cost: $73,499,000)		67,314	.08

Convertible securities 0.11%
Financials 0.03%
Fannie Mae 5.375% convertible preferred 2032[2]	240	5,220	.01
Other securities		19,395	.02
		24,615	.03

Other 0.04%
Other securities		35,603	.04

Miscellaneous 0.04%
Other convertible securities in initial period of acquisition		33,918	.04

Total convertible securities (cost: $93,964,000)		94,136	.11

Bonds, notes & other debt instruments 15.97%	Principal amount (000)
Mortgage-backed obligations[3] 3.62%
Fannie Mae:
4.00% 2042	$341,804	360,990
0%–7.50% 2017–2047[4]	1,558,117	1,640,230	2.24
Freddie Mac 0%–6.50% 2019–2047[4]	471,525	495,841	.56
Other securities		730,251	.82
		3,227,312	3.62

U.S. Treasury bonds & notes 3.83%
U.S. Treasury — 3.31%
0.625%–11.25% 2014–2043[5]	2,635,517	2,948,941	3.31

U.S. Treasury inflation-protected securities[6] — 0.52%
0.125%–2.00% 2014–2043	472,571	464,906	.52

Total U.S. Treasury bonds & notes		3,413,847	3.83

Financials 1.47%
HSBC USA Inc. 1.132% 2018[4]	10,000	10,026	.01
Other securities		1,301,726	1.46
		1,311,752	1.47

Energy 1.06%
BP Capital Markets PLC 5.25% 2013	1,665	1,665	.00
Other securities		942,449	1.06
		944,114	1.06
Federal agency bonds & notes 0.99%
Freddie Mac 0.75%–5.50% 2014–2023[3,4,7]	528,839	541,896	.61
Fannie Mae 0.875%–5.375% 2014–2018	145,420	155,855	.17
Other securities		186,624	.21
		884,375	.99

14	Capital Income Builder

	Principal amount (000)	Value (000)	Percent of net assets

Telecommunication services 0.95%
Verizon Communications Inc. 1.782%–8.75% 2013–2043[4]	$117,480	$127,458	.14%
Vodafone Group PLC 5.625%–5.75% 2016–2017	16,925	18,972	.02
AT&T Inc. 0.90% 2016	10,000	9,995	.01
Other securities		690,519	.78
		846,944	.95

Health care 0.65%
AbbVie Inc. 1.75%–4.40% 2017–2042	46,965	45,902	.05
Amgen Inc. 2.125%–5.375% 2016–2043	33,430	34,210	.04
Novartis Securities Investment Ltd. 5.125% 2019	15,000	17,296	.02
GlaxoSmithKline Capital Inc. 1.50%–5.65% 2017–2043	11,100	11,328	.01
Other securities		468,102	.53
		576,838	.65

Industrials 0.58%
General Electric Capital Corp. 1.00%–7.125% 2015–2049[4]	112,620	121,400
General Electric Corp. 5.25% 2017	29,220	33,444	.17
General Electric Co. 2.70% 2022	5,480	5,267
Other securities		362,160	.41
		522,271	.58

Consumer staples 0.56%
Altria Group, Inc. 2.85%–9.70% 2018–2044	51,962	57,023	.06
Other securities		440,479	.50
		497,502	.56

Utilities 0.50%
National Grid PLC 6.30% 2016	20,725	23,508	.03
Other securities		422,645	.47
		446,153	.50

Other 1.76%
Other securities		1,563,292	1.76

Total bonds, notes & other debt instruments (cost: $13,796,640,000)		14,234,400	15.97

Short-term securities 3.18%
Freddie Mac 0.04%–0.17% due 11/5/2013–9/16/2014	663,038	662,618	.74
Federal Home Loan Bank 0.06%–0.18% due 12/6/2013–4/16/2014	453,900	453,757	.51
Fannie Mae 0.08%–0.12% due 1/2–7/1/2014	285,266	285,102	.32
U.S. Treasury Bills 0.13%–0.133% due 5/29–8/21/2014	150,000	149,919	.17
General Electric Co. 0.10% due 12/11/2013	50,800	50,794
General Electric Capital Corp. 0.14% due 2/24/2014	50,000	49,980	.11
Other securities		1,178,863	1.33

Total short-term securities (cost: $2,830,809,000)		2,831,033	3.18

Total investment securities (cost: $74,639,477,000)		89,136,270	100.04
Other assets less liabilities		(33,842)	(0.04)

Net assets		$89,102,428	100.00%

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio. Some of these securities (with an aggregate value of $2,419,669,000 which represented 2.72% of the net assets of the fund) were acquired in transactions exempt from registration under Rule 144A or section 4(2) of the Securities Act of 1933 and may be resold in the U.S. in transactions exempt from registration, normally to qualified instituitional buyers. One of these securities (with a value of $356,000, a cost of $4,933,000, and which represented less than ..01% of the net assets of the fund) was acquired on 2/8/2012 through a private placement transaction exempt from registration under the Securities Act of 1933, which may subject it to legal or contractual restrictions on resale. “Other securities” also includes loan participation and assignments, which may be subject to legal or contractual restrictions on resale. The total value of all such loans was $89,163,000, which represented .10% of the net assets of the fund.

Capital Income Builder	15

Forward currency contracts

The fund has entered into forward currency contracts to sell currencies as shown in the following table. The average notional amount of open forward currency contracts was $191,749,000 over the prior 12-month period.

			Contract amount		Unrealized appreciation (depreciation)
	Settlement date	Counterparty	Receive (000)	Deliver (000)	at 10/31/2013 (000)
Sales:
Australian dollars	12/9/2013	HSBC Bank	$54,400	A$57,000	$667
Euros	12/6/2013	HSBC Bank	$79,726	€57,800	1,243
Swiss francs	11/18/2013	Citibank	$92,515	CHF84,650	(793)

					$1,117

Investment in affiliates

A company is considered to be an affiliate of the fund under the Investment Company Act of 1940 if the fund’s holdings in that company represent 5% or more of the outstanding voting shares. The value of the fund’s affiliated-company holdings is either shown in the summary investment portfolio or included in the value of “Other securities” under the respective industry sectors. Further details on such holdings and related transactions during the year ended October 31, 2013, appear below.

	Beginning shares or principal amount	Additions	Reductions	Ending shares or principal amount	Dividend or interest income (000)	Value of affiliates at 10/31/2013 (000)
SSE PLC	61,403,600	—	4,268,700	57,134,900	$79,717	$1,297,199
CenturyLink, Inc.	21,167,496	11,075,739	—	32,243,235	66,682	1,091,756
CenturyLink, Inc., Series V, 5.625% 2020	—	$2,125,000	$2,125,000	—	9	—
Darden Restaurants, Inc.	6,654,000	1,775,000	—	8,429,000	16,678	434,346
Digital Realty Trust, Inc.	2,299,855	7,658,400	2,299,855	7,658,400	5,447	364,999
William Hill PLC	43,111,488	13,180,330	—	56,291,818	8,392	361,846
Starwood Property Trust, Inc.	8,029,000	4,408,000	—	12,437,000	16,482	319,507
Siliconware Precision Industries Co., Ltd.	173,970,300	28,593,000	—	202,563,300	9,344	246,141
Greene King PLC	14,073,299	—	—	14,073,299	5,836	186,162
Ladbrokes PLC	36,688,912	22,933,595	—	59,622,507	6,626	182,689
R.R. Donnelley & Sons Co.	12,206,957	—	2,590,013	9,616,944	12,695	178,587
R.R. Donnelley & Sons Co. 7.875% 2021	—	$3,175,000	$1,425,000	$1,750,000	102	1,960
Ratchaburi Electricity Generating Holding PCL	94,250,000	—	1,095,500	93,154,500	6,232	151,142
BTS Rail Mass Transit Growth Infrastructure Fund	—	376,220,000	8,766,900	367,453,100	1,364	113,925
Moneysupermarket.com Group PLC	24,955,401	9,960,000	—	34,915,401	9,708	85,879
Go-Ahead Group PLC	2,497,310	227,690	—	2,725,000	3,476	73,491
Sunway Real Estate Investment Trust	174,950,000	14,550,000	26,944,800	162,555,200	4,291	68,514
Tesco Lotus Retail Growth Freehold and Leasehold Property Fund	110,000,000	35,255,000	—	145,255,000	3,155	61,602
Matas A/S2	—	2,438,000	—	2,438,000	—	61,468
Cache Logistics Trust	41,000,000	—	—	41,000,000	2,570	39,442
Ekornes ASA	1,990,851	—	—	1,990,851	1,591	32,439
Kværner ASA	1,583,464	15,901,536	—	17,485,000	2,139	28,490
mobilezone holding ag, non-registered shares	1,785,000	540,000	—	2,325,000	978	24,087
Orior AG	385,000	—	—	385,000	808	21,640
Astoria Financial Corp.[8]	6,405,000	—	6,405,000	—	425	—
CapitaCommercial Trust[8]	159,709,300	—	52,142,000	107,567,300	9,307	—
CapitaRetail China Trust[8]	46,690,000	—	46,690,000	—	1,707	—
Electricity Generating PCL[8]	30,646,428	—	29,273,028	1,373,400	3,745	—
Frasers Centrepoint Trust[8]	53,464,000	—	42,214,000	11,250,000	3,370	—
Hays PLC[8]	80,375,129	—	55,883,157	24,491,972	2,306	—

16	Capital Income Builder

	Beginning shares or principal amount	Additions	Reductions	Ending shares or principal amount	Dividend or interest income (000)	Value of affiliates at 10/31/2013 (000)
Lorillard, Inc.[8]	6,589,104	11,905,084	4,941,876	13,552,312	$33,394	$—
Lorillard Tobacco Co. 2.30% 2017[8]	$2,500,000	—	—	$2,500,000	58	—
Lorillard Tobacco Co. 3.50% 2016[8]	$5,000,000	—	$1,500,000	$3,500,000	160	—
RPM International, Inc.[8]	8,340,000	—	2,340,000	6,000,000	7,631	—
Sydney Airport, units[8]	120,935,073	37,609,030	120,935,073	37,609,030	11,684	—
					$338,109	$5,427,311

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	Represents an affiliated company as defined under the Investment Company Act of 1940.
[2]	Security did not produce income during the last 12 months.
[3]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[4]	Coupon rate may change periodically.
[5]	A portion of a security in this range was pledged as collateral for net losses on unsettled forward currency contracts. The total value of pledged collateral was $176,933,000, which represented .20% of the net assets of the fund.
[6]	Index-linked bond whose principal amount moves with a government price index.
[7]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Other securities,” was $57,532,000, which represented .06% of the net assets of the fund.
[8]	Unaffiliated issuer at 10/31/2013.

Key to abbreviation and symbols

ADR = American Depositary Receipts
A$ = Australian dollars
CHF = Swiss francs
€ = Euros

See Notes to Financial Statements

Capital Income Builder	17

Financial statements

Statement of assets and liabilities at October 31, 2013	(dollars in thousands)

Assets:
Investment securities, at value:
Unaffiliated issuers (cost: $69,672,940)	$83,708,959
Affiliated issuers (cost: $4,966,537)	5,427,311	$89,136,270
Cash denominated in currencies other than U.S. dollars (cost: $4,111)		4,111
Cash		499
Unrealized appreciation on open forward currency contracts		1,910
Receivables for:
Sales of investments	1,353,063
Sales of fund’s shares	99,382
Closed forward currency contracts	1,357
Dividends and interest	338,718	1,792,520
		90,935,310
Liabilities:
Unrealized depreciation on open forward currency contracts		793
Payables for:
Purchases of investments	1,693,070
Repurchases of fund’s shares	81,789
Investment advisory services	14,926
Services provided by related parties	40,356
Trustees’ deferred compensation	1,259
Other	689	1,832,089
Net assets at October 31, 2013		$89,102,428

Net assets consist of:
Capital paid in on shares of beneficial interest		$83,218,323
Distributions in excess of net investment income		(172,396)
Accumulated net realized loss		(8,442,799)
Net unrealized appreciation		14,499,300
Net assets at October 31, 2013		$89,102,428

(dollars and shares in thousands, except per share amounts)

Shares of beneficial interest issued and outstanding (no stated par value) —

unlimited shares authorized (1,529,604 total shares outstanding)

	Net assets	Shares outstanding	Net asset value per share
Class A	$65,601,513	1,126,154	$58.25
Class B	1,207,280	20,699	58.33
Class C	7,158,626	122,890	58.25
Class F-1	4,065,409	69,791	58.25
Class F-2	2,213,431	38,009	58.23
Class 529-A	2,063,460	35,434	58.23
Class 529-B	74,259	1,274	58.29
Class 529-C	682,042	11,719	58.20
Class 529-E	88,043	1,512	58.23
Class 529-F-1	62,784	1,078	58.25
Class R-1	149,846	2,574	58.22
Class R-2	758,869	13,035	58.22
Class R-3	1,011,158	17,364	58.23
Class R-4	529,981	9,100	58.24
Class R-5	472,869	8,115	58.27
Class R-6	2,962,858	50,856	58.26

See Notes to Financial Statements

18	Capital Income Builder

Statement of operations for the year ended October 31, 2013	(dollars in thousands)

Investment income:
Income:
Dividends (net of non-U.S. taxes of $101,941; also includes $337,780 from affiliates)	$2,763,663
Interest (includes $329 from affiliates)	517,568	$3,281,231

Fees and expenses*:
Investment advisory services	196,096
Distribution services	264,178
Transfer agent services	90,115
Administrative services	16,239
Reports to shareholders	3,292
Registration statement and prospectus	723
Trustees’ compensation	618
Auditing and legal	257
Custodian	6,640
Other state and local taxes	189
Other	3,066	581,413
Net investment income		2,699,818

Net realized gain and unrealized appreciation on investments, forward currency contracts and currency:
Net realized gain (loss) on:
Investments (net of non-U.S. taxes of $62; also includes $498,590 net gain from affiliates)	2,181,847
Forward currency contracts	(20,070)
Currency transactions	(2,430)	2,159,347
Net unrealized appreciation on:
Investments	6,662,664
Forward currency contracts	1,117
Currency translations	2,393	6,666,174
Net realized gain and unrealized appreciation on investments, forward currency contracts and currency		8,825,521

Net increase in net assets resulting from operations		$11,525,339

*Additional information related to class-specific fees and expenses is included in the Notes to Financial Statements.

Statements of changes in net assets	(dollars in thousands)

	Year ended October 31
	2013	2012
Operations:
Net investment income	$2,699,818	$2,716,255
Net realized gain on investments, forward currency contracts and currency transactions	2,159,347	1,001,636
Net unrealized appreciation on investments, forward currency contracts and currency translations	6,666,174	4,456,707

Net increase in net assets resulting from operations	11,525,339	8,174,598

Dividends paid to shareholders from net investment income	(3,245,423)	(3,082,725)

Net capital share transactions	2,571,391	(1,144,273)

Total increase in net assets	10,851,307	3,947,600

Net assets:
Beginning of year	78,251,121	74,303,521
End of year (including distributions in excess of net investment income and undistributed net investment income: $(172,396) and $66,522, respectively)	$89,102,428	$78,251,121

See Notes to Financial Statements

Capital Income Builder	19

Notes to financial statements

1. Organization

Capital Income Builder (the “fund”) is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks to provide a level of current income that exceeds the average yield on U.S. stocks generally and a growing stream of income over the years. Growth of capital is a secondary objective.

The fund has 16 share classes consisting of five retail share classes (Classes A, B and C, as well as two F share classes, F-1 and F-2), five 529 college savings plan share classes (Classes 529-A, 529-B, 529-C, 529-E and 529-F-1) and six retirement plan share classes (Classes R-1, R-2, R-3, R-4, R-5 and R-6). The 529 college savings plan share classes can be used to save for college education. The retirement plan share classes are generally offered only through eligible employer-sponsored retirement plans. The fund’s share classes are further described below:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Classes A and 529-A	Up to 5.75%	None (except 1% for certain redemptions within one year of purchase without an initial sales charge)	None
Classes B and 529-B*	None	Declines from 5% to 0% for redemptions within six years of purchase	Classes B and 529-B convert to Classes A and 529-A, respectively, after eight years
Class C	None	1% for redemptions within one year of purchase	Class C converts to Class F-1 after 10 years
Class 529-C	None	1% for redemptions within one year of purchase	None
Class 529-E	None	None	None
Classes F-1, F-2 and 529-F-1	None	None	None
Classes R-1, R-2, R-3, R-4, R-5 and R-6	None	None	None

* Class B and 529-B shares of the fund are not available for purchase.

Holders of all share classes have equal pro rata rights to assets, dividends and liquidation proceeds. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses (“class-specific fees and expenses”), primarily due to different arrangements for distribution, administrative and shareholder services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each share class.

2. Significant accounting policies

The financial statements have been prepared to comply with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The fund follows the significant accounting policies described below, as well as the valuation policies described in the next section on valuation.

Security transactions and related investment income — Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations — Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, administrative and shareholder services, are charged directly to the respective share class.

Dividends and distributions to shareholders — Dividends and distributions to shareholders are recorded on the ex-dividend date.

20	Capital Income Builder

Currency translation — Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. On the accompanying financial statements, the effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

3. Valuation

Capital Research and Management Company (“CRMC”), the fund’s investment adviser, values the fund’s investments at fair value as defined by accounting principles generally accepted in the United States of America. The net asset value of each share class of the fund is generally determined as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open.

Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.

Fixed-income securities, including short-term securities purchased with more than 60 days left to maturity, are generally valued at prices obtained from one or more pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.

Fixed-income class	Examples of standard inputs
All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)
Corporate bonds & notes; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities
Mortgage-backed; asset-backed obligations	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information
Municipal securities	Standard inputs and, for certain distressed securities, cash flows or liquidation values using a net present value calculation based on inputs that include, but are not limited to, financial statements and debt contracts

When the fund’s investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or not deemed to be representative), fixed-income securities will be valued in good faith at the mean quoted bid and ask prices that are reasonably and timely available (or bid prices, if ask prices are not available) or at prices for securities of comparable maturity, quality and type.

Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described above for either equity or fixed-income securities, depending on which method is deemed most appropriate by the fund’s investment adviser. Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates fair value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par when they reach 60 days. Forward currency contracts are valued at the mean of representative quoted bid and ask prices, generally based on prices supplied by one or more pricing vendors.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair valuation guidelines adopted by authority of the fund’s board of trustees as further described below. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations.

Capital Income Builder	21

The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. In addition, the closing prices of equity securities that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of each share class of the fund is determined. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Processes and structure — The fund’s board of trustees has delegated authority to the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Fair Valuation Committee”) to administer, implement and oversee the fair valuation process, and to make fair value decisions. The Fair Valuation Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation teams. The Fair Valuation Committee reviews changes in fair value measurements from period to period and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. The Fair Valuation Committee reports any changes to the fair valuation guidelines to the board of trustees with supplemental information to support the changes. The fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.

The fund’s investment adviser has also established a Fixed-Income Pricing Review Group to administer and oversee the fixed-income valuation process, including the use of fixed-income pricing vendors. This group regularly reviews pricing vendor information and market data. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews, including an annual control self-evaluation program facilitated by the investment adviser’s compliance group.

Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following table presents the fund’s valuation levels as of October 31, 2013 (dollars in thousands):

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Common stocks:
Consumer staples	$10,594,429	$—	$—	$10,594,429
Financials	9,661,825	—	—	9,661,825
Telecommunication services	9,655,192	—	—	9,655,192
Utilities	8,764,135	—	—	8,764,135
Health care	8,356,812	—	—	8,356,812
Industrials	5,594,378	—	—	5,594,378
Energy	4,512,885	—	—	4,512,885
Consumer discretionary	3,660,566	—	355	3,660,921
Information technology	3,416,282	—	—	3,416,282
Materials	3,292,376	—	—	3,292,376
Miscellaneous	4,400,152	—	—	4,400,152
Preferred stocks	22,540	44,774	—	67,314
Convertible securities	19,395	74,741	—	94,136
Bonds, notes & other debt instruments:
Mortgage-backed obligations	—	3,227,312	—	3,227,312
Corporate bonds & notes	—	5,145,574	—	5,145,574
U.S. Treasury bonds & notes	—	3,413,847	—	3,413,847
Federal agency bonds & notes	—	884,375	—	884,375
Other	—	1,563,292	—	1,563,292
Short-term securities	—	2,831,033	—	2,831,033
Total	$71,950,967	$17,184,948	$355	$89,136,270

22	Capital Income Builder

	Other investments*
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on open forward currency contracts	$—	$1,910	$—	$1,910
Liabilities:
Unrealized depreciation on open forward currency contracts	—	(793)	—	(793)
Total	$—	$1,117	$—	$1,117

*	Forward currency contracts are not included in the investment portfolio.

4. Risk factors

Investing in the fund may involve certain risks including, but not limited to, those described below.

Market conditions — The prices of, and the income generated by, the common stocks, bonds and other securities held by the fund may decline due to market conditions and other factors, including those directly involving the issuers of securities held by the fund.

Investing in income-oriented stocks — Income provided by the fund may be reduced by changes in the dividend policies of, and the capital resources available at, the companies in which the fund invests.

Investing in bonds — Rising interest rates will generally cause the prices of bonds and other debt securities to fall. Longer maturity debt securities may be subject to greater price fluctuations than shorter maturity debt securities. In addition, falling interest rates may cause an issuer to redeem, call or refinance a debt security before its stated maturity, which may result in the fund having to reinvest the proceeds in lower yielding securities.

Bonds and other debt securities are subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. Lower quality debt securities generally have higher rates of interest and may be subject to greater price fluctuations than higher quality debt securities. Credit risk is gauged, in part, by the credit ratings of the debt securities in which the fund invests. However, ratings are only the opinions of the rating agencies issuing them and are not guarantees as to credit quality or an evaluation of market risk. The fund’s investment adviser relies on its own credit analysts to research issuers and issues in seeking to mitigate various credit and default risks.

Investing outside the U.S. — Securities of issuers domiciled outside the U.S., or with significant operations outside the U.S., may lose value because of adverse political, social, economic or market developments in the countries or regions in which the issuers operate. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Securities markets in certain countries may be more volatile and/or less liquid than those in the U.S. Investments outside the U.S. may also be subject to different settlement and accounting practices and different regulatory, legal and reporting standards, and may be more difficult to value, than those in the U.S. The risks of investing outside the U.S. may be heightened in connection with investments in emerging markets.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

5. Certain investment techniques

Loan transactions — The fund has entered into loan transactions in which the fund acquires a loan either through an agent, by assignment from another holder, or as a participation interest in another holder’s portion of a loan. The loan is often administered by a financial institution that acts as agent for the holders of the loan, and the fund may be required to receive approval from the agent and/or borrower prior to the sale of the investment. The loan’s interest rate and maturity date may change based on the terms of the loan, including potential early payments of principal.

Forward currency contracts — The fund has entered into forward currency contracts, which represent agreements to exchange currencies on specific future dates at predetermined rates. The fund’s investment adviser uses forward currency contracts to manage the fund’s exposure to changes in exchange rates. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from possible movements in exchange rates.

Capital Income Builder	23

On a daily basis, the fund’s investment adviser values forward currency contracts and records unrealized appreciation or depreciation for open forward currency contracts in the fund’s statement of assets and liabilities. Realized gains or losses are recorded at the time the forward currency contract is closed or offset by another contract with the same broker for the same settlement date and currency.

Closed forward currency contracts that have not reached their settlement date are included in the respective receivables or payables for closed forward currency contracts in the fund’s statement of assets and liabilities. Net realized gains or losses from closed forward currency contracts and net unrealized appreciation or depreciation from open forward currency contracts are recorded in the fund’s statement of operations.

Collateral — To reduce the risk to counterparties of forward currency contracts, the fund has entered into a collateral program with certain counterparties. The program calls for the fund to either receive or pledge collateral based on the net gain or loss on unsettled forward currency contracts by counterparty. The purpose of the collateral is to cover potential losses that could occur in the event that either party cannot meet its contractual obligations.

Mortgage dollar rolls - The fund has entered into mortgage dollar roll transactions in which the fund sells a mortgage-backed security to a counterparty and simultaneously enters into an agreement with the same counterparty to buy back a similar security on a specific future date at a predetermined price. Mortgage dollar rolls are accounted for as purchase and sale transactions, which may increase the fund’s portfolio turnover rate.

6. Taxation and distributions

Federal income taxation — The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the period ended October 31, 2013, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the fund did not incur any interest or penalties.

The fund is not subject to examination by U.S. federal tax authorities for tax years before 2009, by state tax authorities for tax years before 2008 and by tax authorities outside the U.S. for tax years before 2006.

Non-U.S. taxation — Dividend and interest income are recorded net of non-U.S. taxes paid. Gains realized by the fund on the sale of securities in certain countries are subject to non-U.S. taxes. The fund records a liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.

Distributions — Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as currency gains and losses; short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; unrealized appreciation of certain investments in securities outside the U.S.; cost of investments sold; paydowns on fixed-income securities; net capital losses; amortization of premiums or discounts; and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes.

During the year ended October 31, 2013, the fund reclassified $84,000 from distributions in excess of net investment income to capital paid in on shares of beneficial interest and $306,771,000 from accumulated net realized loss to distributions in excess of net investment income to align financial reporting with tax reporting.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after October 31, 2011, may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

24	Capital Income Builder

As of October 31, 2013, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investment securities were as follows (dollars in thousands):

Undistributed ordinary income	$331,943
Capital loss carryforward expiring 2017*	(8,054,061)
Gross unrealized appreciation on investment securities	15,884,916
Gross unrealized depreciation on investment securities	(2,283,187)
Net unrealized appreciation on investment securities	13,601,729
Cost of investment securities	75,534,541

*	Reflects the utilization of capital loss carryforward of $1,548,864,000. The capital loss carryforward will be used to offset any capital gains realized by the fund in future years through the expiration date. The fund will not make distributions from capital gains while a capital loss carryforward remains.

Tax-basis distributions paid to shareholders from ordinary income were as follows (dollars in thousands):

	Year ended October 31
Share class	2013	2012
Class A	$2,454,787	$2,352,221
Class B	45,234	62,736
Class C	225,547	238,478
Class F-1	139,064	119,555
Class F-2	87,667	77,197
Class 529-A	75,483	69,584
Class 529-B	2,579	3,298
Class 529-C	20,243	19,405
Class 529-E	3,025	2,822
Class 529-F-1	2,383	2,167
Class R-1	4,749	5,161
Class R-2	24,024	23,773
Class R-3	35,677	35,238
Class R-4	19,401	17,407
Class R-5	20,122	18,322
Class R-6	85,438	35,361
Total	$3,245,423	$3,082,725

7. Fees and transactions with related parties

CRMC, the fund’s investment adviser, is the parent company of American Funds Distributors,® Inc. (“AFD”), the principal underwriter of the fund’s shares, and American Funds Service Company® (“AFS”), the fund’s transfer agent. CRMC, AFD and AFS are considered related parties to the fund.

Investment advisory services — The fund has an investment advisory and service agreement with CRMC that provides for monthly fees accrued daily. These fees are based on a series of decreasing annual rates beginning with 0.240% on the first $1 billion of daily net assets and decreasing to 0.110% on such assets in excess of $115 billion. The agreement also provides for monthly fees, accrued daily, of 3.00% on the first $100,000,000 of the fund’s monthly gross income and 2.50% on such income in excess of $100,000,000. For the year ended October 31, 2013, the investment advisory services fee was $196,096,000, which was equivalent to an annualized rate of 0.237% of average daily net assets.

Class-specific fees and expenses — Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are described below:

Distribution services — The fund has plans of distribution for all share classes, except Class F-2, R-5 and R-6 shares. Under the plans, the board of trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.30% to 1.00% as noted below. In some cases, the board of trustees has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes with a plan may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

Capital Income Builder	25

For Class A and 529-A shares, distribution-related expenses include the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These share classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limit of 0.30% is not exceeded. As of October 31, 2013, there were no unreimbursed expenses subject to reimbursement for Class A or 529-A shares.

Share class	Currently approved limits	Plan limits
Class A	0.30%	0.30%
Class 529-A	0.30	0.50
Classes B and 529-B	1.00	1.00
Classes C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Classes 529-E and R-3	0.50	0.75
Classes F-1, 529-F-1 and R-4	0.25	0.50

Transfer agent services — The fund has a shareholder services agreement with AFS under which the fund compensates AFS for providing transfer agent services to each of the fund’s share classes. These services include recordkeeping, shareholder communications and transaction processing. In addition, the fund reimburses AFS for amounts paid to third parties for performing transfer agent services on behalf of fund shareholders.

Administrative services — The fund has an administrative services agreement with CRMC under which the fund compensates CRMC for providing administrative services to Class A, C, F, 529 and R shares. These services include, but are not limited to, coordinating, monitoring, assisting and overseeing third parties that provide services to fund shareholders. Under the agreement, Class A shares pay an annual fee of 0.01% and Class C, F, 529 and R shares pay an annual fee of 0.05% of their respective average daily net assets.

529 plan services — Each 529 share class is subject to service fees to compensate the Commonwealth of Virginia for the maintenance of the 529 college savings plan. The quarterly fee is based on a series of decreasing annual rates beginning with 0.10% on the first $30 billion of the net assets invested in Class 529 shares of the American Funds and decreasing to 0.06% on such assets between $120 billion and $150 billion. The fee for any given calendar quarter is accrued and calculated on the basis of the average net assets of Class 529 shares of the American Funds for the last month of the prior calendar quarter. The fee is included in other expenses on the accompanying financial statements. The Commonwealth of Virginia is not considered a related party.

For the year ended October 31, 2013, class-specific expenses under the agreements were as follows (dollars in thousands):

Share class	Distribution services	Transfer agent services	Administrative services	529 plan services
Class A	$146,854	$66,953	$6,120	Not applicable
Class B	13,810	1,630	Not applicable	Not applicable
Class C	69,908	7,853	3,500	Not applicable
Class F-1	8,780	4,054	1,760	Not applicable
Class F-2	Not applicable	2,398	1,050	Not applicable
Class 529-A	4,241	1,610	963	$1,889
Class 529-B	815	81	41	80
Class 529-C	6,391	581	321	630
Class 529-E	408	36	41	80
Class 529-F-1	—	48	29	57
Class R-1	1,457	150	73	Not applicable
Class R-2	5,447	2,369	367	Not applicable
Class R-3	4,845	1,617	486	Not applicable
Class R-4	1,222	500	245	Not applicable
Class R-5	Not applicable	229	234	Not applicable
Class R-6	Not applicable	6	1,009	Not applicable
Total class-specific expenses	$264,178	$90,115	$16,239	$2,736

26	Capital Income Builder

Trustees’ deferred compensation — Trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Trustees’ compensation of $618,000, shown on the accompanying financial statements, includes $454,000 in current fees (either paid in cash or deferred) and a net increase of $164,000 in the value of the deferred amounts.

Affiliated officers and trustees — Officers and certain trustees of the fund are or may be considered to be affiliated with CRMC, AFD and AFS. No affiliated officers or trustees received any compensation directly from the fund.

8. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

	Sales*		Reinvestments of dividends		Repurchases*		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended October 31, 2013

Class A	$6,808,549	123,440	$2,378,100	43,452	$(7,729,386)	(140,732)	$1,457,263	26,160
Class B	17,961	326	44,438	814	(605,068)	(10,995)	(542,669)	(9,855)
Class C	856,195	15,485	216,499	3,960	(1,580,405)	(28,680)	(507,711)	(9,235)
Class F-1	1,231,508	22,235	135,290	2,469	(760,137)	(13,796)	606,661	10,908
Class F-2	810,850	14,788	69,733	1,278	(1,012,570)	(18,483)	(131,987)	(2,417)
Class 529-A	248,930	4,532	75,460	1,379	(258,247)	(4,703)	66,143	1,208
Class 529-B	1,795	33	2,578	47	(29,715)	(540)	(25,342)	(460)
Class 529-C	91,787	1,671	20,236	370	(104,546)	(1,906)	7,477	135
Class 529-E	11,292	206	3,024	55	(11,583)	(212)	2,733	49
Class 529-F-1	14,238	259	2,382	44	(13,770)	(251)	2,850	52
Class R-1	23,544	427	4,741	87	(44,227)	(809)	(15,942)	(295)
Class R-2	163,414	2,973	23,998	439	(221,583)	(4,039)	(34,171)	(627)
Class R-3	223,606	4,070	35,588	651	(297,641)	(5,432)	(38,447)	(711)
Class R-4	134,630	2,450	19,396	354	(124,677)	(2,268)	29,349	536
Class R-5	98,998	1,795	20,081	367	(139,969)	(2,561)	(20,890)	(399)
Class R-6	1,755,862	31,837	83,063	1,506	(122,851)	(2,186)	1,716,074	31,157
Total net increase (decrease)	$12,493,159	226,527	$3,134,607	57,272	$(13,056,375)	(237,593)	$2,571,391	46,206

Year ended October 31, 2012

Class A	$5,034,937	98,920	$2,263,734	44,772	$(8,294,545)	(163,216)	$(995,874)	(19,524)
Class B	25,538	505	61,183	1,213	(701,242)	(13,819)	(614,521)	(12,101)
Class C	577,184	11,341	226,752	4,490	(1,493,919)	(29,390)	(689,983)	(13,559)
Class F-1	810,010	15,898	116,102	2,294	(744,500)	(14,656)	181,612	3,536
Class F-2	780,397	15,282	61,167	1,206	(321,434)	(6,317)	520,130	10,171
Class 529-A	246,235	4,853	69,565	1,376	(223,477)	(4,388)	92,323	1,841
Class 529-B	3,314	65	3,297	65	(32,013)	(630)	(25,402)	(500)
Class 529-C	90,948	1,795	19,398	384	(97,490)	(1,916)	12,856	263
Class 529-E	12,086	239	2,822	56	(11,842)	(233)	3,066	62
Class 529-F-1	12,770	252	2,165	42	(10,981)	(216)	3,954	78
Class R-1	27,111	534	5,145	102	(36,584)	(715)	(4,328)	(79)
Class R-2	174,024	3,425	23,745	470	(211,134)	(4,162)	(13,365)	(267)
Class R-3	243,081	4,784	35,190	696	(271,959)	(5,337)	6,312	143
Class R-4	142,154	2,788	17,390	344	(127,316)	(2,495)	32,228	637
Class R-5	85,032	1,664	18,219	360	(74,773)	(1,469)	28,478	555
Class R-6	333,653	6,455	33,765	666	(49,177)	(956)	318,241	6,165
Total net increase (decrease)	$8,598,474	168,800	$2,959,639	58,536	$(12,702,386)	(249,915)	$(1,144,273)	(22,579)

* Includes exchanges between share classes of the fund.

9. Investment transactions

The fund made purchases and sales of investment securities, excluding short-term securities and U.S. government obligations, if any, of $52,088,320,000 and $50,948,706,000, respectively, during the year ended October 31, 2013.

Capital Income Builder	27

Financial highlights

		Income from investment operations[1]
	Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Net asset value, end of period	Total return[2,3]	Net assets, end of period (in millions)	Ratio of expenses to average net assets before waivers	Ratio of expenses to average net assets after waivers[3]	Ratio of net income to average net assets[3]
Class A:
Year ended 10/31/2013	$52.75	$1.85	$5.88	$7.73	$(2.23)	$58.25	14.99%	$65,602	.61%	.61%	3.35%
Year ended 10/31/2012	49.34	1.87	3.67	5.54	(2.13)	52.75	11.48	58,027	.63	.63	3.68
Year ended 10/31/2011	50.05	1.87	(.49)	1.38	(2.09)	49.34	2.79	55,237	.61	.61	3.73
Year ended 10/31/2010	46.41	1.77	3.81	5.58	(1.94)	50.05	12.33	58,471	.62	.62	3.74
Year ended 10/31/2009	42.26	1.83	4.40	6.23	(2.08)	46.41	15.44	56,648	.66	.66	4.40
Class B:
Year ended 10/31/2013	52.79	1.42	5.90	7.32	(1.78)	58.33	14.12	1,207	1.37	1.37	2.59
Year ended 10/31/2012	49.36	1.50	3.66	5.16	(1.73)	52.79	10.64	1,613	1.38	1.38	2.94
Year ended 10/31/2011	50.04	1.48	(.48)	1.00	(1.68)	49.36	2.02	2,106	1.38	1.38	2.94
Year ended 10/31/2010	46.39	1.41	3.80	5.21	(1.56)	50.04	11.47	3,068	1.39	1.39	2.97
Year ended 10/31/2009	42.26	1.51	4.40	5.91	(1.78)	46.39	14.57	3,520	1.44	1.43	3.64
Class C:
Year ended 10/31/2013	52.75	1.40	5.88	7.28	(1.78)	58.25	14.06	7,159	1.41	1.41	2.55
Year ended 10/31/2012	49.34	1.47	3.66	5.13	(1.72)	52.75	10.60	6,970	1.43	1.43	2.89
Year ended 10/31/2011	50.03	1.46	(.48)	.98	(1.67)	49.34	1.98	7,187	1.43	1.43	2.91
Year ended 10/31/2010	46.39	1.38	3.80	5.18	(1.54)	50.03	11.41	8,196	1.44	1.44	2.92
Year ended 10/31/2009	42.26	1.50	4.40	5.90	(1.77)	46.39	14.54	8,323	1.47	1.47	3.59
Class F-1:
Year ended 10/31/2013	52.75	1.82	5.88	7.70	(2.20)	58.25	14.93	4,065	.67	.67	3.30
Year ended 10/31/2012	49.35	1.86	3.66	5.52	(2.12)	52.75	11.44	3,106	.66	.66	3.65
Year ended 10/31/2011	50.05	1.85	(.48)	1.37	(2.07)	49.35	2.78	2,731	.65	.65	3.69
Year ended 10/31/2010	46.41	1.76	3.80	5.56	(1.92)	50.05	12.31	3,034	.64	.64	3.72
Year ended 10/31/2009	42.26	1.84	4.39	6.23	(2.08)	46.41	15.43	3,142	.66	.66	4.43
Class F-2:
Year ended 10/31/2013	52.73	1.94	5.89	7.83	(2.33)	58.23	15.21	2,213	.41	.41	3.52
Year ended 10/31/2012	49.32	1.98	3.67	5.65	(2.24)	52.73	11.71	2,132	.41	.41	3.88
Year ended 10/31/2011	50.04	1.98	(.51)	1.47	(2.19)	49.32	3.01	1,492	.41	.41	3.94
Year ended 10/31/2010	46.40	1.88	3.80	5.68	(2.04)	50.04	12.58	1,239	.40	.40	3.97
Year ended 10/31/2009	42.26	1.78	4.54	6.32	(2.18)	46.40	15.68	979	.42	.41	4.09
Class 529-A:
Year ended 10/31/2013	52.74	1.80	5.87	7.67	(2.18)	58.23	14.86	2,063	.70	.70	3.26
Year ended 10/31/2012	49.33	1.83	3.67	5.50	(2.09)	52.74	11.39	1,805	.72	.72	3.59
Year ended 10/31/2011	50.04	1.84	(.50)	1.34	(2.05)	49.33	2.72	1,598	.69	.69	3.66
Year ended 10/31/2010	46.40	1.75	3.80	5.55	(1.91)	50.04	12.26	1,476	.68	.68	3.69
Year ended 10/31/2009	42.26	1.81	4.39	6.20	(2.06)	46.40	15.36	1,221	.71	.71	4.34
Class 529-B:
Year ended 10/31/2013	52.76	1.36	5.89	7.25	(1.72)	58.29	13.99	74	1.49	1.49	2.47
Year ended 10/31/2012	49.34	1.43	3.66	5.09	(1.67)	52.76	10.50	92	1.51	1.51	2.82
Year ended 10/31/2011	50.03	1.43	(.49)	.94	(1.63)	49.34	1.90	110	1.49	1.49	2.84
Year ended 10/31/2010	46.38	1.36	3.81	5.17	(1.52)	50.03	11.39	142	1.48	1.48	2.88
Year ended 10/31/2009	42.26	1.47	4.40	5.87	(1.75)	46.38	14.47	147	1.53	1.52	3.53
Class 529-C:
Year ended 10/31/2013	52.71	1.37	5.87	7.24	(1.75)	58.20	13.99	682	1.48	1.48	2.48
Year ended 10/31/2012	49.31	1.43	3.66	5.09	(1.69)	52.71	10.52	611	1.50	1.50	2.81
Year ended 10/31/2011	50.01	1.44	(.49)	.95	(1.65)	49.31	1.93	558	1.48	1.48	2.86
Year ended 10/31/2010	46.38	1.37	3.79	5.16	(1.53)	50.01	11.36	533	1.48	1.48	2.90
Year ended 10/31/2009	42.26	1.47	4.41	5.88	(1.76)	46.38	14.48	460	1.52	1.52	3.53
Class 529-E:
Year ended 10/31/2013	52.73	1.66	5.89	7.55	(2.05)	58.23	14.62	88	.94	.94	3.02
Year ended 10/31/2012	49.33	1.71	3.65	5.36	(1.96)	52.73	11.10	77	.96	.96	3.35
Year ended 10/31/2011	50.04	1.70	(.50)	1.20	(1.91)	49.33	2.44	69	.96	.96	3.39
Year ended 10/31/2010	46.40	1.61	3.80	5.41	(1.77)	50.04	11.94	66	.97	.97	3.40
Year ended 10/31/2009	42.26	1.68	4.41	6.09	(1.95)	46.40	15.05	56	1.01	1.01	4.04

28	Capital Income Builder

		Income from investment operations[1]
	Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Net asset value, end of period	Total return[2,3]	Net assets, end of period (in millions)	Ratio of expenses to average net assets before waivers		Ratio of expenses to average net assets after waivers[3]		Ratio of net income to average net assets[3]
Class 529-F-1:
Year ended 10/31/2013	$52.75	$1.92	$5.88	$7.80	$(2.30)	$58.25	15.14%	$63	.48%		.48%		3.48%
Year ended 10/31/2012	49.34	1.94	3.67	5.61	(2.20)	52.75	11.63	54	.50		.50		3.81
Year ended 10/31/2011	50.05	1.94	(.49)	1.45	(2.16)	49.34	2.95	47	.48		.48		3.87
Year ended 10/31/2010	46.41	1.85	3.80	5.65	(2.01)	50.05	12.50	42	.47		.47		3.91
Year ended 10/31/2009	42.26	1.90	4.39	6.29	(2.14)	46.41	15.60	33	.51		.51		4.55
Class R-1:
Year ended 10/31/2013	52.72	1.41	5.88	7.29	(1.79)	58.22	14.08	150	1.40		1.40		2.55
Year ended 10/31/2012	49.31	1.48	3.66	5.14	(1.73)	52.72	10.63	151	1.41		1.41		2.90
Year ended 10/31/2011	50.02	1.47	(.50)	.97	(1.68)	49.31	1.96	145	1.41		1.41		2.93
Year ended 10/31/2010	46.38	1.40	3.80	5.20	(1.56)	50.02	11.45	154	1.42		1.42		2.96
Year ended 10/31/2009	42.26	1.50	4.41	5.91	(1.79)	46.38	14.55	125	1.45		1.45		3.59
Class R-2:
Year ended 10/31/2013	52.72	1.43	5.88	7.31	(1.81)	58.22	14.13	759	1.37		1.37		2.60
Year ended 10/31/2012	49.32	1.47	3.66	5.13	(1.73)	52.72	10.60	720	1.41		1.41		2.90
Year ended 10/31/2011	50.02	1.47	(.49)	.98	(1.68)	49.32	1.98	687	1.42		1.42		2.92
Year ended 10/31/2010	46.38	1.38	3.80	5.18	(1.54)	50.02	11.40	702	1.45		1.45		2.92
Year ended 10/31/2009	42.26	1.45	4.41	5.86	(1.74)	46.38	14.44	633	1.56		1.55		3.48
Class R-3:
Year ended 10/31/2013	52.74	1.65	5.87	7.52	(2.03)	58.23	14.57	1,011	.97		.97		3.00
Year ended 10/31/2012	49.33	1.69	3.67	5.36	(1.95)	52.74	11.10	953	.98		.98		3.33
Year ended 10/31/2011	50.04	1.69	(.50)	1.19	(1.90)	49.33	2.42	885	.97		.97		3.37
Year ended 10/31/2010	46.40	1.60	3.80	5.40	(1.76)	50.04	11.92	907	.98		.98		3.38
Year ended 10/31/2009	42.26	1.68	4.41	6.09	(1.95)	46.40	15.04	801	1.02		1.02		4.03
Class R-4:
Year ended 10/31/2013	52.74	1.82	5.89	7.71	(2.21)	58.24	14.95	530	.65		.65		3.31
Year ended 10/31/2012	49.33	1.86	3.66	5.52	(2.11)	52.74	11.46	452	.66		.66		3.65
Year ended 10/31/2011	50.04	1.85	(.50)	1.35	(2.06)	49.33	2.74	391	.66		.66		3.68
Year ended 10/31/2010	46.40	1.75	3.80	5.55	(1.91)	50.04	12.27	386	.67		.67		3.70
Year ended 10/31/2009	42.26	1.81	4.40	6.21	(2.07)	46.40	15.39	347	.70		.69		4.32
Class R-5:
Year ended 10/31/2013	52.77	2.00	5.87	7.87	(2.37)	58.27	15.28	473	.35		.35		3.62
Year ended 10/31/2012	49.35	2.01	3.67	5.68	(2.26)	52.77	11.79	449	.36		.36		3.94
Year ended 10/31/2011	50.06	2.00	(.50)	1.50	(2.21)	49.35	3.05	393	.37		.37		3.98
Year ended 10/31/2010	46.42	1.90	3.79	5.69	(2.05)	50.06	12.60	446	.37		.37		4.00
Year ended 10/31/2009	42.26	1.97	4.36	6.33	(2.17)	46.42	15.72	376	.40		.40		4.83
Class R-6:
Year ended 10/31/2013	52.76	2.04	5.86	7.90	(2.40)	58.26	15.35	2,963	.30		.30		3.69
Year ended 10/31/2012	49.35	2.02	3.68	5.70	(2.29)	52.76	11.83	1,039	.32		.32		3.96
Year ended 10/31/2011	50.06	2.04	(.51)	1.53	(2.24)	49.35	3.11	668	.32		.32		4.06
Year ended 10/31/2010	46.42	1.93	3.78	5.71	(2.07)	50.06	12.66	502	.32		.32		4.08
Six months ended
10/31/2009[4]	39.83	1.00	6.55	7.55	(.96)	46.42	19.10	318	.36	[5]	.36	[5]	4.53	[5]

	Year ended October 31
	2013	2012	2011	2010	2009
Portfolio turnover rate for all share classes	69%	68%	47%	42%	43%

[1]	Based on average shares outstanding.
[2]	Total returns exclude any applicable sales charges, including contingent deferred sales charges.
[3]	This column reflects the impact, if any, of certain waivers from CRMC. During one of the periods shown, CRMC reduced fees for investment advisory services.
[4]	Based on operations for the period shown and, accordingly, is not representative of a full year.
[5]	Annualized.

See Notes to Financial Statements

Capital Income Builder	29

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Capital Income Builder

In our opinion, the accompanying statement of assets and liabilities, including the summary investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Capital Income Builder (the “Fund”) at October 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Los Angeles, California
December 9, 2013

30	Capital Income Builder

Expense example	unaudited

As a fund shareholder, you incur two types of costs: (1) transaction costs, such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads), and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period (May 1, 2013, through October 31, 2013).

Actual expenses:

The first line of each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:

There are some account fees that are charged to certain types of accounts, such as individual retirement accounts and 529 college savings plan accounts (generally, a $10 fee is charged to set up the account and an additional $10 fee is charged to the account annually), that would increase the amount of expenses paid on your account. In addition, retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F-1, F-2 and 529-F-1 shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would be lower by the amount of these fees.

Note that the expenses shown in the table on the following page are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Capital Income Builder	31

	Beginning account value 5/1/2013	Ending account value 10/31/2013	Expenses paid during period*	Annualized expense ratio
Class A — actual return	$1,000.00	$1,033.70	$3.13	.61%
Class A — assumed 5% return	1,000.00	1,022.13	3.11	.61
Class B — actual return	1,000.00	1,029.87	6.96	1.36
Class B — assumed 5% return	1,000.00	1,018.35	6.92	1.36
Class C — actual return	1,000.00	1,029.51	7.21	1.41
Class C — assumed 5% return	1,000.00	1,018.10	7.17	1.41
Class F-1 — actual return	1,000.00	1,033.53	3.43	.67
Class F-1 — assumed 5% return	1,000.00	1,021.83	3.41	.67
Class F-2 — actual return	1,000.00	1,034.75	2.10	.41
Class F-2 — assumed 5% return	1,000.00	1,023.14	2.09	.41
Class 529-A — actual return	1,000.00	1,033.23	3.59	.70
Class 529-A — assumed 5% return	1,000.00	1,021.68	3.57	.70
Class 529-B — actual return	1,000.00	1,029.28	7.62	1.49
Class 529-B — assumed 5% return	1,000.00	1,017.69	7.58	1.49
Class 529-C — actual return	1,000.00	1,029.27	7.57	1.48
Class 529-C — assumed 5% return	1,000.00	1,017.74	7.53	1.48
Class 529-E — actual return	1,000.00	1,032.07	4.81	.94
Class 529-E — assumed 5% return	1,000.00	1,020.47	4.79	.94
Class 529-F-1 — actual return	1,000.00	1,034.58	2.46	.48
Class 529-F-1 — assumed 5% return	1,000.00	1,022.79	2.45	.48
Class R-1 — actual return	1,000.00	1,029.62	7.16	1.40
Class R-1 — assumed 5% return	1,000.00	1,018.15	7.12	1.40
Class R-2 — actual return	1,000.00	1,029.85	6.96	1.36
Class R-2 — assumed 5% return	1,000.00	1,018.35	6.92	1.36
Class R-3 — actual return	1,000.00	1,031.89	4.92	.96
Class R-3 — assumed 5% return	1,000.00	1,020.37	4.89	.96
Class R-4 — actual return	1,000.00	1,033.53	3.38	.66
Class R-4 — assumed 5% return	1,000.00	1,021.88	3.36	.66
Class R-5 — actual return	1,000.00	1,035.05	1.80	.35
Class R-5 — assumed 5% return	1,000.00	1,023.44	1.79	.35
Class R-6 — actual return	1,000.00	1,035.51	1.54	.30
Class R-6 — assumed 5% return	1,000.00	1,023.69	1.53	.30

*	The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the one-half year period).

Tax information	unaudited

We are required to advise you of the federal tax status of certain distributions received by shareholders during the fiscal year. The fund hereby designates the following amounts for the fund’s fiscal year ended October 31, 2013:

Qualified dividend income	$2,739,192,000
Corporate dividends received deduction	$1,254,103,000
U.S. government income that may be exempt from state taxation	$131,251,000

Individual shareholders should refer to their Form 1099 or other tax information, which will be mailed in January 2014, to determine the calendar year amounts to be included on their 2013 tax returns. Shareholders should consult their tax advisors.

32	Capital Income Builder

Approval of Investment Advisory and Service Agreement

The fund’s board has approved the fund’s Investment Advisory and Service Agreement (the “agreement”) with Capital Research and Management Company (“CRMC”) for an additional one-year term through October 31, 2014. The board approved the agreement following the recommendation of the fund’s Contracts Committee (the “committee”), which is composed of all of the fund’s independent board members. The board and the committee determined that the fund’s advisory fee structure was fair and reasonable in relation to the services provided and that approving the agreement was in the best interests of the fund and its shareholders.

In reaching this decision, the board and the committee took into account information furnished to them throughout the year, and as otherwise provided, as well as information prepared specifically in connection with their review of the agreement, and were advised by their independent counsel. They considered the following factors, among others, but did not identify any single issue or particular piece of information that, in isolation, was the controlling factor, and each board and committee member did not necessarily attribute the same weight to each factor.

1. Nature, extent and quality of services

The board and the committee considered the depth and quality of CRMC’s investment management process, including its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of its organization; and the ongoing evolution of CRMC’s organizational structure designed to maintain and strengthen these qualities. The board and the committee also considered the nature, extent and quality of administrative, compliance and shareholder services provided by CRMC to the fund under the agreement and other agreements, as well as the benefits to fund shareholders from investing in a fund that is part of a large family of funds. The board and the committee concluded that the nature, extent and quality of the services provided by CRMC have benefited and should continue to benefit the fund and its shareholders.

2. Investment results

The board and the committee considered the investment results of the fund in light of its primary objectives of providing a level of current income that exceeds the average yield on U.S. stocks generally and a growing stream of income over the years and its secondary objective of providing growth of capital. They compared the fund’s investment results with those of other relevant funds (including the other funds that are the basis of the Lipper index for the category in which the fund is included) and market data such as relevant market indices, over various periods through March 31, 2013. This report, including the letter to shareholders and related disclosures, contains certain information about the fund’s investment results. The board and the committee reviewed the fund’s investment results measured against various indexes, including the S&P 500 Index, the Lipper Income Funds Index and the Lipper Equity Income Funds Index. It was the consensus of the board and the committee that the Fund’s continuing investment results are sound, both on an absolute basis and relative to the presented peer groups and relevant Lipper index(es), as well as relevant broad-based securities market index(es). Overall, the board and the committee concluded that the results have been satisfactory and that the quality of the services CRMC provides combined with CRMC’s long-term record in managing the Fund indicates that its continued management should benefit the Fund and its shareholders.

3. Advisory fees and total expenses

The board and the committee compared the advisory fees and total expense levels of the fund to those of other relevant funds. They observed that the fund’s advisory fees and expenses generally compared favorably to other similar funds included in the Lipper Income Funds category. The board and the committee also considered the breakpoint discounts in the fund’s advisory fee structure that reduce the level of fees charged by CRMC to the fund as fund assets increase. In addition, they reviewed

Capital Income Builder	33

information regarding the effective advisory fees charged to non-mutual fund accounts by CRMC and affiliates of CRMC. They noted that, to the extent there were differences between the advisory fees paid by the fund and the advisory fees paid by those clients, the differences appropriately reflected the investment, operational and regulatory differences between advising the fund and the other clients. The board and the committee concluded that the fund’s cost structure was fair and reasonable in relation to the services provided, and that the shareholders receive reasonable value in return for the advisory fees and other amounts paid to CRMC by the fund.

4. Ancillary benefits

The board and the committee considered a variety of other benefits received by CRMC and its affiliates as a result of CRMC’s relationship with the fund and the other American Funds, including fees for administrative services provided to certain share classes; fees paid to CRMC’s affiliated transfer agent; sales charges and distribution fees received and retained by the fund’s principal underwriter, an affiliate of CRMC; and possible ancillary benefits to CRMC and its institutional management affiliates in managing other investment vehicles. The board and the committee reviewed CRMC’s portfolio trading practices, noting that while CRMC receives the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the fund, it does not obtain third-party research or other services in return for allocating brokerage to such broker-dealers. The board and the committee took these ancillary benefits into account in evaluating the reasonableness of the advisory fees and other amounts paid to CRMC by the fund.

5. Adviser financial information

The board and the committee reviewed information regarding CRMC’s costs of providing services to the American Funds, including personnel, systems and resources of investment, compliance, trading, accounting and other administrative operations. They considered CRMC’s costs and willingness to invest in technology, infrastructure and staff to maintain and expand services and capabilities, respond to industry and regulatory developments, and attract and retain qualified personnel. They noted information regarding the compensation structure for CRMC’s investment professionals. The board and the committee also compared CRMC’s profitability and compensation data to the reported results and data of several large, publicly-held investment management companies. The board and the committee noted the competitiveness and cyclicality of both the mutual fund industry and the capital markets, and the importance in that environment of CRMC’s long-term profitability for maintaining its independence, company culture and management continuity. They further considered the breakpoint discounts in the fund’s advisory fee structure. The board and the committee concluded that the fund’s advisory fee structure reflected a reasonable sharing of benefits between CRMC and the fund’s shareholders.

34	Capital Income Builder

Board of trustees and other officers

“Independent” trustees1

Name and age	Year first elected a trustee of the fund[2]	Principal occupation(s) during past five years	Number of portfolios in fund complex overseen by trustee	Other directorships[3] held by trustee
Joseph C. Berenato, 67	2005	Former Chairman and CEO, Ducommun Incorporated (aerospace components manufacturer)	6	Ducommun Incorporated
Robert J. Denison, 72	2005	Chair, First Security Management (private investment)	6	None
Mary Anne Dolan, 66	2010	Founder and President, MAD Ink (communications company)	10	None
R. Clark Hooper, 67	2010	Private investor	71	JPMorgan Value Opportunities Fund, Inc.; The Swiss Helvetia Fund, Inc.
Koichi Itoh, 73	2005	Chairman of the Board, Itoh Building Co., Ltd. (building management)	6	None
Merit E. Janow, 55 Chairman of the Board (Independent and Non-Executive)	2001	Dean and Professor, Columbia University, School of International and Public Affairs	68	The NASDAQ Stock Market LLC; Trimble Navigation Limited
Leonade D. Jones, 66	2010	Retired; former Treasurer, The Washington Post Company	10	None
Stefanie Powers, 71	1989–1996 1997	Actor, producer, author, entrepreneur; Co-founder and President of The William Holden Wildlife Foundation; conservation consultant to Land Rover and Jaguar North America; founder of The Jaguar Conservation Trust	3	None
Christopher E. Stone, 57	2009	President, Open Society Foundations; former Professor of the Practice of Criminal Justice, John F. Kennedy School of Government, Harvard University	6	None
Steadman Upham, Ph. D., 64	2001	President and University Professor, The University of Tulsa	68	None

Robert J. O’Neill, Ph.D., trustee of the fund since 1992, retired from the board on December 31, 2013. The trustees thank Dr. O’Neill for his dedication and service to the fund.

“Interested” trustees4,5

Name, age and position with fund	Year first elected a trustee or officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund	Number of portfolios in fund complex overseen by trustee	Other directorships[3] held by trustee
James B. Lovelace, 57 Vice Chairman of the Board	1992	Senior Vice President — Capital Research Global Investors, Capital Research and Management Company; Director, Capital Research and Management Company	2	None
Joyce E. Gordon, 57 President	1996	Senior Vice President — Capital Research Global Investors, Capital Research and Management Company; Director, The Capital Group Companies, Inc.[6]	2	None

The fund’s statement of additional information includes further details about fund trustees and is available without charge upon request by calling American Funds Service Company at (800) 421-4225 or by visiting the American Funds website at americanfunds.com. The address for all trustees and officers of the fund is 333 South Hope Street, Los Angeles, CA 90071, Attention: Secretary.

See page 36 for footnotes.

Capital Income Builder	35

Other officers5

Name, age and position with fund	Year first elected an officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund
Michael J. Thawley, 63 Executive Vice President	2007	Senior Vice President, Capital Research and Management Company; Senior Vice President and Executive International Advisor, Capital Strategy Research, Inc.[6]
David A. Hoag, 48 Senior Vice President	2006	Senior Vice President — Capital Fixed Income Investors, Capital Research and Management Company; Senior Vice President — Capital Fixed Income Investors, Capital Guardian Trust Company;[6] Senior Vice President — Capital Fixed Income Investors, Capital Bank and Trust Company[6]
Darcy Kopcho, 60 Senior Vice President	2013	Executive Vice President and Director, Capital Group International, Inc.;[6] Senior Vice President — Capital International Investors, Capital Guardian Trust Company[6]
David M. Riley, 46 Senior Vice President	2006	Senior Vice President — Capital Research Global Investors, Capital Research and Management Company
Bradley J. Vogt, 48 Senior Vice President	2010	Director, Capital Research and Management Company; Chairman, Capital Research Company;[6] Senior Vice President — Capital Research Global Investors, Capital Research and Management Company; Director, American Funds Distributors, Inc.[6]
M. Taylor Hinshaw, 40 Vice President	2010	Senior Vice President — Capital Research Global Investors, Capital Research Company[6]
Donald H. Rolfe, 41 Vice President	2008	Chief Compliance Officer, Capital Research Company;[6] Chief Compliance Officer, Capital Research and Management Company; Vice President and Senior Counsel — Fund Business Management Group, Capital Research and Management Company
Michael W. Stockton, 46 Secretary	2013	Vice President — Fund Business Management Group, Capital Research and Management Company
Neal F. Wellons, 42 Treasurer	2008	Vice President — Fund Business Management Group, Capital Research and Management Company
Dori Laskin, 62 Assistant Treasurer	2010	Vice President — Fund Business Management Group, Capital Research and Management Company
Jeffrey P. Regal, 42 Assistant Treasurer	2001	Vice President — Fund Business Management Group, Capital Research and Management Company

[1]	The term “independent” trustee refers to a trustee who is not an “interested person” of the fund within the meaning of the Investment Company Act of 1940.
[2]	Trustees and officers of the fund serve until their resignation, removal or retirement.
[3]	This includes all directorships (other than those in the American Funds or other funds managed by Capital Research and Management Company) that are held by each trustee as a trustee or director of a public company or a registered investment company.
[4]	“Interested persons” within the meaning of the Investment Company Act of 1940, on the basis of their affiliation with the fund’s investment adviser, Capital Research and Management Company, or affiliated entities (including the fund’s principal underwriter).
[5]	All of the officers listed, with the exception of M. Taylor Hinshaw, are officers and/or directors/trustees of one or more of the other funds for which Capital Research and Management Company serves as investment adviser.
[6]	Company affiliated with Capital Research and Management Company.

36	Capital Income Builder

Offices of the fund and of the investment adviser
Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

6455 Irvine Center Drive
Irvine, CA 92618-4518

Transfer agent for shareholder accounts
American Funds Service Company
(Write to the address near you.)

P.O. Box 6007
Indianapolis, IN 46206-6007

P.O. Box 2280
Norfolk, VA 23501-2280

Custodian of assets
JPMorgan Chase Bank
270 Park Avenue
New York, NY 10017-2070

Counsel
O’Melveny & Myers LLP
400 South Hope Street
Los Angeles, CA 90071-2899

Independent registered public accounting firm
PricewaterhouseCoopers LLP
601 South Figueroa Street
Los Angeles, CA 90017-3874

Principal underwriter
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the American Funds website at americanfunds.com.

“American Funds Proxy Voting Procedures and Principles” — which describes how we vote proxies relating to portfolio securities — is available on the American Funds website or upon request by calling AFS. The fund files its proxy voting record with the U.S. Securities and Exchange Commission (SEC) for the 12 months ended June 30 by August 31. The proxy voting record is available free of charge on the SEC website at sec.gov and on the American Funds website.

A complete October 31, 2013, portfolio of Capital Income Builder’s investments is available free of charge by calling AFS or visiting the SEC website (where it is part of Form N-CSR).

Capital Income Builder files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This filing is available free of charge on the SEC website. You may also review or, for a fee, copy this filing at the SEC’s Public Reference Room in Washington, D.C. Additional information regarding the operation of the Public Reference Room may be obtained by calling the SEC’s Office of Investor Education and Advocacy at (800) SEC-0330. Additionally, the list of portfolio holdings is available by calling AFS.

This report is for the information of shareholders of Capital Income Builder, but it also may be used as sales literature when preceded or accompanied by the current prospectus or summary prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after December 31, 2013, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

The American Funds Advantage

Since 1931, American Funds, part of Capital Group, has helped investors pursue long-term investment success. Our consistent approach — in combination with The Capital SystemSM — has resulted in a superior long-term track record.

Aligned with investor success

We base our decisions on a long-term perspective, which we believe aligns our goals with the interests of our clients. Our portfolio managers average 25 years of investment experience, including 20 years at our company, reflecting a career commitment to our long-term approach.1

The Capital SystemSM

Our investment process, The Capital System, combines individual accountability with teamwork. Each fund is divided into portions that are managed independently by investment professionals with diverse backgrounds, ages and investment approaches. An extensive global research effort is the backbone of our system.

Superior long-term track record

Our equity funds have beaten their Lipper peer indexes in 90% of 10-year periods and 96% of 20-year periods. Our fixed-income funds have beaten their Lipper indexes in 58% of 10-year periods and 63% of 20-year periods.2 Our fund management fees have been among the lowest in the industry.3

[1]	Portfolio manager experience as of December 31, 2012.
[2]	Based on Class A share results for rolling periods through December 31, 2012. Periods covered are the shorter of the fund’s lifetime or since the comparable Lipper index inception date.
[3]	Based on management fees for the 20-year period ended December 31, 2012, versus comparable Lipper categories, excluding funds of funds.

Printed on paper containing 10% post-consumer waste Printed with inks containing soy and/or vegetable oil
Lit. No. MFGEARX-012-1213P Litho in USA BAG/Q/8054-S37048

ITEM 2 – Code of Ethics

The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer. The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics. Such request can be made to American Funds Service Company at 800/421-9225 or to the Secretary of the Registrant, 333 South Hope Street, Los Angeles, California 90071.

ITEM 3 – Audit Committee Financial Expert

The Registrant’s board has determined that Leonade D. Jones, a member of the Registrant’s audit committee, is an “audit committee financial expert” and "independent," as such terms are defined in this Item. This designation will not increase the designee’s duties, obligations or liability as compared to his or her duties, obligations and liability as a member of the audit committee and of the board, nor will it reduce the responsibility of the other audit committee members. There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the board had designated them as such. Most importantly, the board believes each member of the audit committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition.

ITEM 4 – Principal Accountant Fees and Services

Registrant:
a) Audit Fees:
2012	$127,000
2013	$131,000

b) Audit-Related Fees:
2012	None
2013	None

c) Tax Fees:
2012	None
2013	None
The tax fees consist of professional services relating to the preparation of the Registrant’s tax returns.

d) All Other Fees:
2012	None
2013	None

Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below):
a) Audit Fees:
Not Applicable

b) Audit-Related Fees:
2012	None
2013	None

c) Tax Fees:
2012	$1,000
2013	$32,000
The tax fees consist of consulting services relating to the Registrant’s investments.

d) All Other Fees:
2012	$2,000
2013	$2,000
The other fees consist of subscription services related to an accounting research tool.

All audit and permissible non-audit services that the Registrant’s audit committee considers compatible with maintaining the independent registered public accounting firm’s independence are required to be pre-approved by the committee. The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. The committee will not delegate its responsibility to pre-approve these services to the investment adviser. The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services. Actions taken under any such delegation will be reported to the full committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the non-audit services listed above provided to the Registrant, adviser and affiliates.

Aggregate non-audit fees paid to the Registrant’s auditors, including fees for all services billed to the Registrant, adviser and affiliates that provide ongoing services to the Registrant, were $3,000 for fiscal year 2012 and $34,000 for fiscal year 2013. The non-audit services represented by these amounts were brought to the attention of the committee and considered to be compatible with maintaining the auditors’ independence.

ITEM 5 – Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 – Schedule of Investments

Capital Income Builder® Investment portfolio October 31, 2013

Common stocks 80.70%
		Value
Consumer staples 11.89%	Shares	(000)

Philip Morris International Inc.	32,765,000	$ 2,920,017
Altria Group, Inc.	70,565,875	2,627,168
Reynolds American Inc.	15,165,000	779,026
British American Tobacco PLC	13,329,337	734,351
Lorillard, Inc.	13,552,312	691,303
Nestlé SA	7,842,599	566,143
Kraft Foods Group, Inc.	8,782,666	477,601
Diageo PLC	10,670,000	339,941
PepsiCo, Inc.	2,862,000	240,666
Kimberly-Clark Corp.	2,000,000	216,000
Procter & Gamble Co.	2,442,600	197,240
ConAgra Foods, Inc.	5,260,000	167,321
Kellogg Co.	2,136,000	135,102
Coca-Cola Co.	2,984,800	118,109
Cia. de Bebidas das Américas — AmBev, preferred nominative (ADR)	3,166,600	117,797
Treasury Wine Estates Ltd.	25,637,502	113,887
Orkla AS	7,870,000	63,787
Imperial Tobacco Group PLC	947,396	35,379
Philip Morris CR as	42,500	24,120
Orior AG1	385,000	21,640
Convenience Retail Asia Ltd.	11,244,000	7,831
		10,594,429
Financials 10.84%

HSBC Holdings PLC (Hong Kong)	75,139,655	828,155
HSBC Holdings PLC (United Kingdom)	45,949,535	502,540
Sampo Oyj, Class A	16,214,801	768,126
HCP, Inc.	17,293,500	717,680
Prudential PLC	32,251,969	661,407
Principal Financial Group, Inc.	8,131,600	385,926
Digital Realty Trust, Inc.[1]	7,658,400	364,999
Public Storage	2,150,000	358,986
JPMorgan Chase & Co.	6,449,000	332,381
Westpac Banking Corp.	10,176,077	329,798
Link Real Estate Investment Trust	65,280,000	329,221
Starwood Property Trust, Inc.[1]	12,437,000	319,507
Aviva PLC	36,303,000	261,413
Credit Suisse Group AG	8,141,868	253,315
BNP Paribas SA	3,369,373	249,508
Royal Bank of Canada	3,484,511	234,005
Bank of Nova Scotia	3,847,200	233,898
CME Group Inc., Class A	3,000,000	222,630
New York Community Bancorp, Inc.	10,662,000	172,831
Sun Life Financial Inc.	5,073,000	170,876
Common stocks
		Value
Financials (continued)	Shares	(000)

Arthur J. Gallagher & Co.	3,394,089	$ 161,050
Industrial and Commercial Bank of China Ltd., Class H	225,656,260	158,044
Old Republic International Corp.	9,176,200	154,068
Ascendas Real Estate Investment Trust	79,480,000	151,640
CapitaCommercial Trust	107,567,300	127,726
Bank of China Ltd., Class H	265,642,000	124,375
Barclays PLC	27,428,917	115,930
Westfield Group, units	8,803,474	90,029
NYSE Euronext	2,004,590	88,242
China Construction Bank Corp., Class H	104,471,360	81,119
Sunway Real Estate Investment Trust[1]	162,555,200	68,514
BM&FBOVESPA SA, ordinary nominative	11,900,000	67,091
Keppel REIT	63,594,700	61,946
Tesco Lotus Retail Growth Freehold and Leasehold Property Fund[1]	145,255,000	61,602
Hang Seng Bank Ltd.	3,560,000	59,234
Sun Hung Kai Properties Ltd.	3,859,000	50,571
CapitaMall Trust	26,682,210	43,389
Champion Real Estate Investment Trust	92,611,638	41,331
Cache Logistics Trust[1]	41,000,000	39,442
Equity Residential, shares of beneficial interest	750,500	39,296
Westfield Retail Trust, units	10,199,334	29,787
Fannie Mae[2]	12,458,206	29,152
CDL Hospitality Trusts, units	19,078,500	25,572
Ascott Residence Trust	23,302,000	24,574
Société Générale	376,945	21,403
Frasers Centrepoint Trust	11,250,000	16,800
Parkway Life Real Estate Investment Trust	8,300,000	16,237
United Bankshares, Inc.	500,000	14,790
WMI Holdings Corp.[2]	1,517,279	1,669
		9,661,825
Telecommunication services 10.84%

Vodafone Group PLC	534,061,000	1,922,424
Vodafone Group PLC (ADR)	1,860,000	68,485
Verizon Communications Inc.	31,545,100	1,593,343
AT&T Inc.	38,578,230	1,396,532
Singapore Telecommunications Ltd.	416,118,500	1,266,244
CenturyLink, Inc.[1]	32,243,235	1,091,756
TeliaSonera AB	76,361,277	632,803
OJSC Mobile TeleSystems (ADR)	12,833,954	292,614
Taiwan Mobile Co., Ltd.	59,160,000	202,372
Advanced Info Service PCL	24,369,600	199,655
TDC A/S	21,495,244	194,086
Belgacom SA	5,030,800	137,738
Türk Telekomünikasyon AS, Class D	33,782,000	116,767
OJSC MegaFon (GDR)[3]	3,000,000	108,900
MTN Group Ltd.	5,156,000	102,486
Ziggo NV	1,929,672	82,805
Hutchison Telecommunications Hong Kong Holdings Ltd.	177,576,000	77,874
Telefónica Czech Republic, AS	4,381,917	71,481
Orange	3,055,000	41,936
Philippine Long Distance Telephone Co.	502,130	33,351
BCE Inc.	495,000	21,540
		9,655,192
Common stocks
		Value
Utilities 9.84%	Shares	(000)

National Grid PLC	145,365,495	$ 1,828,505
SSE PLC[1]	57,134,900	1,297,199
Dominion Resources, Inc.	13,566,980	864,895
Power Assets Holdings Ltd.	56,772,000	473,039
EDP — Energias de Portugal, SA	103,776,317	382,127
GDF SUEZ	15,289,553	380,727
FirstEnergy Corp.	9,989,000	378,283
Exelon Corp.	13,235,000	377,727
Southern Co.	8,400,000	343,644
Fortum Oyj	14,381,679	320,238
Duke Energy Corp.	4,335,269	310,969
PG&E Corp.	5,930,000	248,170
DTE Energy Co.	3,216,200	222,368
Public Service Enterprise Group Inc.	6,027,600	201,925
PT Perusahaan Gas Negara (Persero) Tbk	387,800,000	175,452
NextEra Energy, Inc.	2,000,000	169,500
Xcel Energy Inc.	5,516,000	159,192
Ratchaburi Electricity Generating Holding PCL[1]	93,154,500	151,142
Glow Energy PCL	57,648,000	134,744
PPL Corp.	2,740,500	83,942
Centrica PLC	12,900,000	73,097
CEZ, a s	2,068,722	59,546
Cia. Energética de Minas Gerais — CEMIG, preferred nominative (ADR)	6,446,832	57,828
Entergy Corp.	752,500	48,702
Ameren Corp.	429,120	15,526
Electricity Generating PCL	1,373,400	5,648
		8,764,135
Health care 9.38%

Novartis AG	27,201,000	2,111,986
AbbVie Inc.	37,138,000	1,799,336
GlaxoSmithKline PLC	49,349,000	1,300,439
Amgen Inc.	9,890,000	1,147,240
Bristol-Myers Squibb Co.	8,000,000	420,160
Pfizer Inc.	9,950,000	305,266
Johnson & Johnson	3,000,000	277,830
Sonic Healthcare Ltd.	15,372,157	234,498
Bayer AG	1,864,000	231,674
Merck & Co., Inc.	3,936,000	177,474
Orion Oyj, Class B	6,439,699	173,034
Roche Holding AG	593,200	164,228
Oriola-KD Oyj, Class B	4,205,677	13,647
		8,356,812
Industrials 6.28%

Lockheed Martin Corp.	7,018,500	935,847
General Electric Co.	34,405,000	899,347
Waste Management, Inc.	10,080,300	438,896
VINCI SA	5,425,113	348,004
Singapore Technologies Engineering Ltd	91,974,000	312,454
KONE Oyj, Class B	3,161,000	278,755
BAE Systems PLC	32,981,335	240,456
Hutchison Port Holdings Trust	304,273,000	222,119
COSCO Pacific Ltd.	144,271,550	210,276
Common stocks
		Value
Industrials (continued)	Shares	(000)

China Merchants Holdings (International) Co., Ltd.	51,683,366	$ 183,322
R.R. Donnelley & Sons Co.[1]	9,616,944	178,587
Schneider Electric SA	2,074,000	174,731
Emerson Electric Co.	2,480,000	166,086
Sydney Airport, units	37,609,030	148,938
Andritz AG	1,919,000	118,212
BTS Rail Mass Transit Growth Infrastructure Fund[1]	367,453,100	113,925
Go-Ahead Group PLC[1]	2,725,000	73,491
Uponor Oyj	3,654,768	72,201
SATS Ltd.	24,526,000	67,130
Securitas AB, Class B	5,873,565	67,074
Geberit AG	171,319	51,225
Hays PLC	24,491,972	48,892
BELIMO Holding AG	18,215	46,975
United Parcel Service, Inc., Class B	440,000	43,226
SMRT Corp. Ltd.	40,907,000	42,810
SIA Engineering Co. Ltd.	8,617,000	35,031
Hopewell Highway Infrastructure Ltd.	58,999,430	29,070
United Technologies Corp.	242,000	25,712
Steelcase Inc., Class A	1,317,000	21,586
		5,594,378
Energy 5.06%

BP PLC	154,853,000	1,198,502
Kinder Morgan, Inc.	24,210,873	854,886
Royal Dutch Shell PLC, Class B	21,676,500	750,558
Eni SpA	25,877,000	655,258
ConocoPhillips	7,985,100	585,308
Chevron Corp.	1,158,000	138,914
Husky Energy Inc.	3,650,800	103,783
Spectra Energy Corp	2,783,220	98,999
OJSC Gazprom (ADR)	10,490,000	98,187
Kværner ASA[1]	17,485,000	28,490
		4,512,885
Consumer discretionary 4.11%

Darden Restaurants, Inc.[1]	8,429,000	434,346
Daimler AG	4,802,400	394,097
William Hill PLC[1]	56,291,818	361,846
SJM Holdings Ltd.	77,544,000	250,545
Li & Fung Ltd.	164,598,000	232,683
RTL Group SA, non-registered shares	1,747,265	189,788
Greene King PLC[1]	14,073,299	186,162
Garmin Ltd.	3,923,672	183,432
Ladbrokes PLC[1]	59,622,507	182,689
British Sky Broadcasting Group PLC	11,549,000	173,603
Home Depot, Inc.	2,065,000	160,843
Mattel, Inc.	3,500,000	155,295
Kingfisher PLC	25,035,600	151,536
Genuine Parts Co.	1,160,000	91,444
SES SA, Class A (FDR)	2,307,000	67,157
H & M Hennes & Mauritz AB, Class B	1,523,000	65,808
Matas A/S1,2	2,438,000	61,468
Stella International Holdings Ltd.	23,920,000	58,929
Leggett & Platt, Inc.	1,765,800	52,515
Common stocks
		Value
Consumer discretionary (continued)	Shares	(000)

Marston’s PLC	20,448,705	$ 49,837
Ekornes ASA[1]	1,990,851	32,439
Headlam Group PLC	3,808,547	24,213
mobilezone holding ag, non-registered shares[1]	2,325,000	24,087
Marks and Spencer Group PLC	2,880,000	23,251
Bijou Brigitte modische Accessoires AG	210,603	22,218
Delticom AG	392,665	20,723
Darty PLC	7,266,600	9,612
Revel AC, Inc.[2,4,5]	41,667	355
		3,660,921
Information technology 3.83%

Microsoft Corp.	20,675,000	730,861
Texas Instruments Inc.	16,855,000	709,258
Delta Electronics, Inc.	84,649,233	439,388
Quanta Computer Inc.	139,758,660	331,564
Maxim Integrated Products, Inc.	8,512,700	252,827
Siliconware Precision Industries Co., Ltd.[1]	202,563,300	246,141
Intel Corp.	7,800,000	190,554
Analog Devices, Inc.	3,451,200	170,144
Playtech PLC	10,202,254	120,479
Playtech PLC[3]	2,300,000	27,161
VTech Holdings Ltd.	6,688,200	96,014
Moneysupermarket.com Group PLC[1]	34,915,401	85,879
Neopost SA	211,489	16,012
		3,416,282
Materials 3.69%

Dow Chemical Co.	15,294,000	603,654
Rio Tinto PLC	8,851,000	448,174
Amcor Ltd.	42,943,530	439,975
BASF SE	3,340,000	347,508
CRH PLC	12,528,309	304,485
Koninklijke DSM NV	3,271,000	247,774
RPM International, Inc.	6,000,000	232,320
Air Products and Chemicals, Inc.	2,100,000	228,921
E.I. du Pont de Nemours and Co.	3,000,000	183,600
Fletcher Building Ltd.	21,176,596	174,744
Akzo Nobel NV	600,000	43,633
Israel Chemicals Ltd.	4,542,325	37,588
		3,292,376
Miscellaneous 4.94%

Other common stocks in initial period of acquisition		4,400,152
Total common stocks (cost: $57,844,565,000)		71,909,387
Preferred stocks 0.08%

Utilities 0.02%

Southern Co. 5.625%	800,000	18,475
Preferred stocks
		Value
Financials 0.02%	Shares	(000)

Citigroup Inc., Series K, depositary shares[2]	332,000	$ 8,238
HSBC Holdings PLC, Series 2, 8.00%	200,000	5,468
Goldman Sachs Group, Inc., Series J, 5.50% depositary shares	166,850	3,817
		17,523
Government and government agency obligations 0.01%

CoBank, ACB, Class E, noncumulative[3]	13,000	8,776
Miscellaneous 0.03%

Other preferred stocks in initial period of acquisition		22,540
Total preferred stocks (cost: $73,499,000)		67,314
Convertible securities 0.11%

Financials 0.03%

Bank of America Corp., Series L, 7.25% convertible preferred	18,000	19,395
Fannie Mae 5.375% convertible preferred 2032[2]	240	5,220
		24,615
Consumer staples 0.02%

Universal Corp. 6.75% convertible preferred	16,000	19,764
Industrials 0.02%

United Continental Holdings, Inc. 6.00% convertible preferred 2030	347,000	15,839
Miscellaneous 0.04%

Other convertible securities in initial period of acquisition		33,918
Total convertible securities (cost: $93,964,000)		94,136
Bonds, notes & other debt instruments 15.97%
	Principal amount
Mortgage-backed obligations[6] 3.62%	(000)

Fannie Mae, Series 2002-15, Class PG, 6.00% 2017	$1,563	1,642
Fannie Mae 4.50% 2019	4,606	4,886
Fannie Mae 5.50% 2019	557	588
Fannie Mae 3.50% 2020	34,353	36,344
Fannie Mae 4.50% 2020	1,678	1,780
Fannie Mae 5.50% 2020	1,545	1,641
Fannie Mae, Series 2006-78, Class CG, 4.50% 2021	7,037	7,390
Fannie Mae 6.00% 2021	1,787	1,975
Fannie Mae 5.00% 2023	3,116	3,368
Fannie Mae 4.00% 2024	5,671	6,020
Fannie Mae 4.50% 2024	16,679	17,767
Fannie Mae 4.50% 2024	4,665	4,969
Fannie Mae 6.00% 2024	4,894	5,385
Fannie Mae 6.00% 2024	44	50
Fannie Mae 6.00% 2026	19,396	21,337
Fannie Mae 6.00% 2026	1,779	1,954
Fannie Mae 2.50% 2027	111,929	113,189
Bonds, notes & other debt instruments
	Principal amount	Value
Mortgage-backed obligations[6] (continued)	(000)	(000)

Fannie Mae 2.50% 2027	$28,909	$29,235
Fannie Mae 2.50% 2027	19,323	19,540
Fannie Mae 2.50% 2027	9,847	9,964
Fannie Mae 2.50% 2027	9,683	9,797
Fannie Mae 2.50% 2027	6,075	6,147
Fannie Mae 2.50% 2027	4,356	4,408
Fannie Mae 2.50% 2027	4,313	4,365
Fannie Mae 2.50% 2027	4,299	4,350
Fannie Mae 2.50% 2027	4,266	4,316
Fannie Mae 2.50% 2027	1,008	1,019
Fannie Mae 6.00% 2027	30,713	33,747
Fannie Mae 2.50% 2028	44,720	45,223
Fannie Mae 6.00% 2028	1,268	1,396
Fannie Mae 6.00% 2028	816	898
Fannie Mae 6.00% 2028	707	779
Fannie Mae 6.00% 2028	693	763
Fannie Mae, Series 2001-25, Class ZA, 6.50% 2031	1,109	1,236
Fannie Mae 5.50% 2033	888	973
Fannie Mae 5.00% 2035	1,526	1,661
Fannie Mae, Series 2005-68, Class PG, 5.50% 2035	5,704	6,379
Fannie Mae, Series 2006-32, Class OA, principal only, 0% 2036	4,456	4,247
Fannie Mae, Series 2006-51, Class PO, principal only, 0% 2036	3,516	3,325
Fannie Mae, Series 2006-96, Class OP, principal only, 0% 2036	845	790
Fannie Mae, Series 2006-56, Class OG, principal only, 0% 2036	623	577
Fannie Mae, Series 2006-65, Class PF, 0.45% 2036[7]	4,250	4,255
Fannie Mae, Series 2006-101, Class PC, 5.50% 2036	7,710	8,491
Fannie Mae, Series 2006-106, Class HG, 6.00% 2036	28,143	31,309
Fannie Mae, Series 2006-43, Class PX, 6.00% 2036	17,630	19,630
Fannie Mae 6.00% 2036	15,752	17,350
Fannie Mae, Series 2006-49, Class PA, 6.00% 2036	13,312	14,845
Fannie Mae 6.00% 2036	11,119	12,248
Fannie Mae 6.00% 2036	8,151	8,929
Fannie Mae 6.00% 2036	7,351	8,097
Fannie Mae 6.00% 2036	2,709	2,984
Fannie Mae 7.00% 2036	226	250
Fannie Mae 7.50% 2036	206	236
Fannie Mae, Series 2007-37, Class AP, 5.25% 2037	32,836	35,930
Fannie Mae, Series 2007-40, Class PT, 5.50% 2037	16,694	18,287
Fannie Mae, Series 2007-33, Class HE, 5.50% 2037	6,500	7,110
Fannie Mae 5.50% 2037	868	950
Fannie Mae 6.00% 2037	2,368	2,591
Fannie Mae 6.50% 2037	4,913	5,442
Fannie Mae 6.50% 2037	758	839
Fannie Mae 6.50% 2037	588	651
Fannie Mae 6.50% 2037	184	203
Fannie Mae 7.00% 2037	9,518	10,896
Fannie Mae 7.00% 2037	714	785
Fannie Mae 7.50% 2037	1,342	1,536
Fannie Mae 7.50% 2037	419	480
Fannie Mae 7.50% 2037	419	479
Fannie Mae 7.50% 2037	363	416
Fannie Mae 7.50% 2037	118	136
Fannie Mae 2.586% 2038[7]	5,414	5,739
Fannie Mae 3.00% 2038	29,420	29,235
Bonds, notes & other debt instruments
	Principal amount	Value
Mortgage-backed obligations[6] (continued)	(000)	(000)

Fannie Mae 3.00% 2038	$ 17,823	$ 17,622
Fannie Mae 3.00% 2038	8,941	8,885
Fannie Mae 5.198% 2038[7]	3,597	3,909
Fannie Mae 5.337% 2038[7]	460	500
Fannie Mae 5.50% 2038	8,607	9,394
Fannie Mae 5.50% 2038	6,595	7,198
Fannie Mae 5.50% 2038	3,424	3,737
Fannie Mae 5.50% 2038	1,811	1,977
Fannie Mae 5.50% 2038	886	966
Fannie Mae 6.00% 2038	4,450	4,868
Fannie Mae 7.00% 2038	235	267
Fannie Mae 3.499% 2039[7]	5,121	5,376
Fannie Mae 3.614% 2039[7]	2,828	2,995
Fannie Mae 3.657% 2039[7]	5,520	5,880
Fannie Mae 3.716% 2039[7]	1,536	1,621
Fannie Mae 3.732% 2039[7]	2,085	2,215
Fannie Mae 3.784% 2039[7]	2,722	2,897
Fannie Mae 3.794% 2039[7]	3,233	3,414
Fannie Mae 3.928% 2039[7]	4,729	4,989
Fannie Mae 3.935% 2039[7]	2,614	2,757
Fannie Mae 3.939% 2039[7]	1,209	1,285
Fannie Mae 3.961% 2039[7]	4,057	4,287
Fannie Mae 3.987% 2039[7]	873	926
Fannie Mae 5.50% 2039	842	918
Fannie Mae 4.00% 2040	4,304	4,543
Fannie Mae 4.00% 2040	1,103	1,166
Fannie Mae 4.197% 2040[7]	4,080	4,319
Fannie Mae 4.401% 2040[7]	5,375	5,719
Fannie Mae 4.50% 2040	430	462
Fannie Mae 4.50% 2040	194	209
Fannie Mae 6.00% 2040	42,575	46,578
Fannie Mae 3.51% 2041[7]	1,994	2,089
Fannie Mae 3.771% 2041[7]	4,551	4,854
Fannie Mae 4.00% 2041	11,046	11,656
Fannie Mae 4.00% 2041	5,202	5,485
Fannie Mae 4.00% 2041	1,933	2,042
Fannie Mae 4.00% 2041	1,135	1,200
Fannie Mae 4.00% 2041	917	969
Fannie Mae 4.00% 2041	644	681
Fannie Mae 4.50% 2041	1,317	1,415
Fannie Mae 5.00% 2041	25,465	27,850
Fannie Mae 5.00% 2041	5,208	5,709
Fannie Mae 5.00% 2041	4,848	5,314
Fannie Mae 5.00% 2041	3,939	4,327
Fannie Mae 6.00% 2041	24,137	26,542
Fannie Mae, Series 2001-50, Class BA, 7.00% 2041	159	180
Fannie Mae, Series 2002-W3, Class A-5, 7.50% 2041	135	160
Fannie Mae 3.00% 2042	47,627	47,105
Fannie Mae 3.00% 2042	38,065	37,644
Fannie Mae 3.50% 2042	45,479	46,701
Fannie Mae 3.50% 2042	19,772	20,328
Fannie Mae 4.00% 2042	341,804	360,990
Fannie Mae 4.00% 2042	44,395	46,869
Fannie Mae 4.00% 2042	27,557	29,109
Bonds, notes & other debt instruments
	Principal amount	Value
Mortgage-backed obligations[6] (continued)	(000)	(000)

Fannie Mae 4.00% 2042	$ 18,400	$ 19,428
Fannie Mae 4.00% 2042	9,758	10,311
Fannie Mae 4.00% 2042	6,879	7,264
Fannie Mae 4.00% 2042	5,166	5,456
Fannie Mae 4.00% 2042	4,030	4,254
Fannie Mae 4.00% 2042	3,152	3,330
Fannie Mae 3.00% 2043	34,401	34,038
Fannie Mae 3.00% 2043	19,609	19,041
Fannie Mae 4.00% 2043	36,949	39,011
Fannie Mae 4.00% 2043	29,896	31,596
Fannie Mae 4.00% 2043	24,469	25,891
Fannie Mae 4.00% 2043	14,969	15,685
Fannie Mae 4.00% 2043	13,000	13,697
Fannie Mae 4.00% 2043	4,228	4,420
Fannie Mae 4.00% 2043	3,109	3,250
Fannie Mae 4.00% 2043	630	659
Fannie Mae 4.50% 2043	167,722	179,593
Fannie Mae 4.50% 2043	15,061	16,199
Fannie Mae 4.50% 2043	12,378	13,314
Fannie Mae 4.50% 2043	4,543	4,886
Fannie Mae 6.00% 2043	20,500	22,453
Fannie Mae 7.00% 2047	527	597
Freddie Mac, Series 2890, Class KT, 4.50% 2019	2,500	2,669
Freddie Mac 5.50% 2019	1,940	2,058
Freddie Mac, Series 2642, Class BL, 3.50% 2023	1,466	1,521
Freddie Mac, Series 2626, Class NG, 3.50% 2023	404	420
Freddie Mac 4.50% 2023	111	119
Freddie Mac 5.50% 2023	3,203	3,484
Freddie Mac, Series 1617, Class PM, 6.50% 2023	1,126	1,253
Freddie Mac, Series 3135, Class OP, principal only, 0% 2026	1,672	1,583
Freddie Mac 6.00% 2026	4,688	5,156
Freddie Mac 6.00% 2026	4,068	4,484
Freddie Mac 5.50% 2027	7,809	8,519
Freddie Mac 6.50% 2027	5,653	6,275
Freddie Mac 4.50% 2029	594	638
Freddie Mac 4.50% 2029	102	110
Freddie Mac, Series 2153, Class GG, 6.00% 2029	2,051	2,281
Freddie Mac, Series 2122, Class QM, 6.25% 2029	3,467	3,861
Freddie Mac 4.50% 2030	660	708
Freddie Mac 6.50% 2032	1,025	1,159
Freddie Mac, Series 3061, Class PN, 5.50% 2035	5,808	6,422
Freddie Mac, Series 3136, Class OP, principal only, 0% 2036	6,586	6,259
Freddie Mac, Series 3155, Class FO, principal only, 0% 2036	4,000	3,844
Freddie Mac, Series 3149, Class MO, principal only, 0% 2036	2,099	2,026
Freddie Mac, Series 3147, Class OD, principal only, 0% 2036	2,048	1,914
Freddie Mac, Series 3149, Class AO, principal only, 0% 2036	1,840	1,745
Freddie Mac, Series 3117, Class OG, principal only, 0% 2036	1,122	1,049
Freddie Mac, Series 3156, Class NG, 6.00% 2036	18,144	20,254
Freddie Mac 2.858% 2037[7]	3,855	4,125
Freddie Mac, Series 3286, Class JN, 5.50% 2037	9,716	10,639
Freddie Mac, Series 3271, Class OA, 6.00% 2037	14,059	15,585
Freddie Mac 2.396% 2038[7]	3,026	3,178
Freddie Mac 4.918% 2038[7]	1,846	1,958
Freddie Mac 5.00% 2038	3,584	3,877
Bonds, notes & other debt instruments
	Principal amount	Value
Mortgage-backed obligations[6] (continued)	(000)	(000)

Freddie Mac 5.00% 2038	$ 814	$ 882
Freddie Mac 5.00% 2038	789	855
Freddie Mac 5.00% 2038	16	17
Freddie Mac 5.50% 2038	31,498	34,095
Freddie Mac 5.50% 2038	10,877	11,774
Freddie Mac 3.639% 2039[7]	1,378	1,465
Freddie Mac 5.00% 2039	29,435	31,808
Freddie Mac 5.50% 2039	36,192	39,177
Freddie Mac 5.50% 2039	3,636	3,936
Freddie Mac 6.00% 2040	363	396
Freddie Mac 4.50% 2041	41,547	44,466
Freddie Mac 4.50% 2041	1,950	2,087
Freddie Mac 4.50% 2041	1,272	1,362
Freddie Mac 4.50% 2041	1,248	1,336
Freddie Mac 4.50% 2041	1,192	1,275
Freddie Mac 4.50% 2041	1,127	1,206
Freddie Mac 4.50% 2041	105	113
Freddie Mac 5.00% 2041	1,866	2,038
Freddie Mac 5.00% 2041	790	862
Freddie Mac 5.50% 2041	17,948	19,429
Freddie Mac 3.00% 2042	65,616	64,580
Freddie Mac 3.00% 2042	52,606	51,776
Freddie Mac 3.00% 2042	4,180	4,114
Freddie Mac 4.50% 2042	1,285	1,377
Freddie Mac 4.50% 2042	1,071	1,144
Freddie Mac 4.00% 2043	4,787	5,019
Freddie Mac 4.00% 2043	4,280	4,486
Freddie Mac 4.00% 2043	3,110	3,261
Freddie Mac 4.00% 2043	2,518	2,641
Freddie Mac 4.00% 2043	2,346	2,459
Freddie Mac 4.00% 2043	1,955	2,050
Freddie Mac 4.00% 2043	1,052	1,103
Freddie Mac 4.00% 2043	906	950
Freddie Mac 4.00% 2043	673	705
Freddie Mac 4.00% 2043	653	684
Freddie Mac 4.00% 2043	566	593
Freddie Mac 4.50% 2043	13,828	14,941
Freddie Mac 4.50% 2043	4,955	5,304
Freddie Mac 6.50% 2047	823	902
Government National Mortgage Assn., Series 2005-7, Class AO, principal only, 0% 2035	4,193	4,018
Government National Mortgage Assn., Series 2007-8, Class LO, principal only, 0% 2037	3,135	2,858
Government National Mortgage Assn. 4.50% 2037	5,162	5,591
Government National Mortgage Assn. 6.00% 2039	11,216	12,538
Government National Mortgage Assn. 6.50% 2039	1,847	2,092
Government National Mortgage Assn. 3.50% 2040	565	588
Government National Mortgage Assn. 5.00% 2040	7,420	8,101
Government National Mortgage Assn. 5.50% 2040	12,602	14,090
Government National Mortgage Assn. 4.50% 2041	7,938	8,634
Government National Mortgage Assn. 5.00% 2041	10,656	11,620
Government National Mortgage Assn. 6.50% 2041	3,841	4,192
Government National Mortgage Assn. 3.50% 2043	36,000	37,378
Government National Mortgage Assn. 4.00% 2043	25,000	26,707
Government National Mortgage Assn. 4.50% 2043	50,000	54,183
Government National Mortgage Assn. 5.816% 2058	11,157	11,907
Bonds, notes & other debt instruments
	Principal amount	Value
Mortgage-backed obligations[6] (continued)	(000)	(000)

Government National Mortgage Assn., Series 2003, 6.116% 2058	$ 1,112	$ 1,211
Government National Mortgage Assn. 6.172% 2058	678	734
Government National Mortgage Assn. 6.205% 2058	3,866	4,191
Government National Mortgage Assn. 6.22% 2058	1,436	1,538
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2004-CBX, Class A-5, 4.654% 2037	2,252	2,267
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2005-CB12, Class A-4, 4.895% 2037	5,000	5,259
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2005-LDP3, Class A-4B, 4.996% 2042[7]	14,840	15,756
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2006-LDP7, Class A-4, 5.863% 2045[7]	40,508	44,486
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2011-C4, Class A-2, 3.341% 2046[3]	11,255	11,790
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2011-C3A, Class A-2, 3.673% 2046[3]	17,400	18,498
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2005-LDP1, Class A-2, 4.625% 2046	1,848	1,850
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2007-LDPX, Class A-2, 5.434% 2049	15,209	15,603
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2007-CB19, Class A-4, 5.706% 2049[7]	9,597	10,772
Greenwich Capital Commercial Funding Corp., Series 2005-GG5, Class A-4-1, 5.243% 2037[7]	28,682	28,724
Greenwich Capital Commercial Funding Corp., Series 2006-GG7, Class A-4, 5.828% 2038[7]	14,240	15,668
Greenwich Capital Commercial Funding Corp., Series 2007-GG9, Class A-4, 5.444% 2039	12,530	13,899
Greenwich Capital Commercial Funding Corp., Series 2007-GG11, Class A-1-A, 5.704% 2049	2,885	3,285
CS First Boston Mortgage Securities Corp., Series 2002-30, Class I-A-1, 7.50% 2032	374	407
CS First Boston Mortgage Securities Corp., Series 2002-34, Class I-A-1, 7.50% 2032	245	265
CS First Boston Mortgage Securities Corp., Series 2003-21, Class V-A-1, 6.50% 2033	291	313
CS First Boston Mortgage Securities Corp., Series 2004-C5, Class A-3, 4.499% 2037	5,010	5,013
CS First Boston Mortgage Securities Corp., Series 2006-C5, Class A-3, 5.311% 2039	32,645	35,657
CS First Boston Mortgage Securities Corp., Series 2006-C5, Class A-M, 5.343% 2039	2,750	2,938
CS First Boston Mortgage Securities Corp., Series 2006-C1, Class A-AB, 5.39% 2039[7]	6,623	6,756
CS First Boston Mortgage Securities Corp., Series 2007-C2, Class A-M, 5.614% 2049[7]	117	126
ML-CFC Commercial Mortgage Trust, Series 2006-4, Class A-3, 5.172% 2049[7]	25,000	27,227
ML-CFC Commercial Mortgage Trust, Series 2006-4, Class A-M 5.204% 2049[7]	7,645	8,371
DBUBS Mortgage Trust, Series 2011-LC1A, Class A1, 3.742% 2046[3]	23,112	24,370
Morgan Stanley Capital I Trust, Series 2006-IQ11, Class A-M, 5.679% 2042[7]	20,105	21,818
Morgan Stanley Capital I Trust, Series 2007-IQ13, Class A-M, 5.406% 2044	1,290	1,398
Crown Castle Towers LLC, Series 2010-1, Class C, 4.523% 2035[3]	8,000	8,300
Crown Castle Towers LLC, Series 2010-5, Class C, 4.174% 2037[3]	12,500	13,407
Banc of America Commercial Mortgage Inc., Series 2006-1, Class A1A, 5.378% 2045[7]	6,949	7,529
Banc of America Commercial Mortgage Inc., Series 2006-2, Class A-3, 5.706% 2045[7]	4,332	4,426
Banc of America Commercial Mortgage Inc., Series 2007-3, Class A-4, 5.559% 2049[7]	5,000	5,579
Banc of America Commercial Mortgage Inc., Series 2007-4, Class A-M, 5.811% 2051[7]	3,640	4,029
Northern Rock PLC 5.625% 2017[3]	12,857	14,693
Northern Rock PLC 5.625% 2017	6,000	6,857
Citigroup-Deutsche Bank Commercial Mortgage Trust, Series 2006-CD3, Class A-5, 5.617% 2048	19,518	21,440
LB-UBS Commercial Mortgage Trust, Series 2007-C2, Class A-3, 5.43% 2040	2,074	2,294
LB-UBS Commercial Mortgage Trust, Series 2007-C2, Class A-M, 5.493% 2040[7]	8,300	8,798
LB-UBS Commercial Mortgage Trust, Series 2007-C6, Class A-M, 6.114% 2040[7]	3,000	3,326
LB-UBS Commercial Mortgage Trust, Series 2007-C7, Class A-M, 6.164% 2045[7]	5,335	6,130
J.P. Morgan Chase Commercial Mortgage Securities Trust, Series 2006-LDP8, Class A-M, 5.44% 2045	4,000	4,404
J.P. Morgan Chase Commercial Mortgage Securities Trust, Series 2006-LDP8, Class A-J, 5.48% 2045[7]	1,000	1,043
J.P. Morgan Chase Commercial Mortgage Securities Trust, Series 2006-LDP9, Class A-M, 5.372% 2047	13,265	14,311
Wachovia Bank Commercial Mortgage Trust, Series 2006-C25, Class A1A, 5.719% 2043[7]	928	1,024
Wachovia Bank Commercial Mortgage Trust, Series 2007-C31, Class A-M, 5.591% 2047[7]	12,160	13,219
Wachovia Bank Commercial Mortgage Trust, Series 2007-C33, Class A-M, 5.925% 2051[7]	2,500	2,801
GE Commercial Mortgage Corp., Series 2005-C4, Class A-3A, 5.31% 2045[7]	9,784	9,816
Bear Stearns Commercial Mortgage Securities Inc., Series 2005-PWR9, Class A-AB, 4.804% 2042	6,439	6,534
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2006-CB-16, Class A1A, 5.546% 2045	5,255	5,809
Citigroup Commercial Mortgage Trust, Series 2008-C7, Class A-M, 6.132% 2049[7]	5,000	5,585
Bear Stearns Commercial Mortgage Securities Trust, Series 2007-PW18, Class A-M, 6.084% 2050[7]	4,320	4,844
Bonds, notes & other debt instruments
	Principal amount	Value
Mortgage-backed obligations[6] (continued)	(000)	(000)

Citigroup Commercial Mortgage Trust, Series 2013-CG15, Class A-4, 4.371% 2046	$ 2,619	$ 2,803
Citigroup Commercial Mortgage Trust, Series 2013-CG15, Class C, 5.107% 2046	968	1,006
GS Mortgage Securities Corp., Series 2013-GC14, Class A-5, 4.243% 2046	3,500	3,707
Commercial Mortgage Trust, Series 2013-LC13, Class A-5, 4.205% 2046	3,050	3,228
LB-UBS Commercial Mortgage Trust, Series 2007-C2, Class A-1-A, 5.387% 2040	2,164	2,409
Commercial Mortgage Trust, Series 2006-C8, Class A1A, 5.292% 2046	1,581	1,749
Morgan Stanley Capital I Trust, Series 2006-IQ12, Class A1A, 5.319% 2043	1,361	1,500
American General Mortgage Loan Trust, Series 2010-1A, Class A-1, 5.15% 2058[3,7]	1,475	1,495
Bear Stearns ARM Trust, Series 2003-8, Class III-A, 2.993% 2034[7]	1,252	1,272
Banc of America Mortgage Securities Inc., Series 2004-B, Class 1-A1, 2.746% 2034[7]	156	163
Merrill Lynch Mortgage Trust, Series 2005-MKB2, Class A-2, 4.806% 2042	34	34
		3,227,312
U.S. Treasury bonds & notes 3.83%
U.S. Treasury 3.31%

U.S. Treasury 4.25% 2014	100,000	104,250
U.S. Treasury 2.125% 2015	50,000	51,481
U.S. Treasury 4.25% 2015[8]	75,000	80,327
U.S. Treasury 9.875% 2015	106,950	127,739
U.S. Treasury 10.625% 2015	7,500	8,886
U.S. Treasury 11.25% 2015	149,810	171,117
U.S. Treasury 0.625% 2016	99,750	100,015
U.S. Treasury 0.625% 2016	8,250	8,277
U.S. Treasury 0.875% 2016	123,000	124,144
U.S. Treasury 1.50% 2016	115,250	118,348
U.S. Treasury 1.75% 2016	10,000	10,330
U.S. Treasury 2.625% 2016	25,000	26,302
U.S. Treasury 3.25% 2016	50,000	53,671
U.S. Treasury 4.50% 2016	40,000	43,773
U.S. Treasury 7.50% 2016	190,000	229,336
U.S. Treasury 9.25% 2016	96,000	115,455
U.S. Treasury 0.75% 2017	36,500	36,368
U.S. Treasury 0.875% 2017	37,750	37,861
U.S. Treasury 1.00% 2017	55,000	55,451
U.S. Treasury 3.25% 2017	12,500	13,549
U.S. Treasury 4.50% 2017	100,000	112,875
U.S. Treasury 8.75% 2017	50,000	63,875
U.S. Treasury 8.875% 2017	135,850	176,335
U.S. Treasury 0.75% 2018	35,000	34,420
U.S. Treasury 1.00% 2018	20,000	19,841
U.S. Treasury 1.375% 2018	17,565	17,636
U.S. Treasury 1.375% 2018	10,000	10,074
U.S. Treasury 1.25% 2019	15,000	14,804
U.S. Treasury 8.125% 2019	43,440	59,363
U.S. Treasury 8.75% 2020	50,000	72,273
U.S. Treasury 8.75% 2020	30,000	43,078
U.S. Treasury 3.125% 2021	25,000	26,859
U.S. Treasury 3.625% 2021	10,000	11,114
U.S. Treasury 8.00% 2021	77,500	111,209
U.S. Treasury 8.125% 2021	25,000	35,922
U.S. Treasury 1.625% 2022	41,000	38,255
U.S. Treasury 1.75% 2023	21,250	19,833
U.S. Treasury 2.50% 2023	296,000	294,727
U.S. Treasury 6.25% 2023	25,000	33,238
Bonds, notes & other debt instruments
	Principal amount	Value
U.S. Treasury bonds & notes — U.S. Treasury (continued)	(000)	(000)

U.S. Treasury 7.125% 2023	$ 25,000	$ 34,903
U.S. Treasury 6.875% 2025	25,000	35,399
U.S. Treasury 6.25% 2030	11,250	15,726
U.S. Treasury 3.875% 2040	2,500	2,633
U.S. Treasury 2.75% 2042	16,250	13,589
U.S. Treasury 2.875% 2043	32,652	27,979
U.S. Treasury 3.125% 2043	5,000	4,524
U.S. Treasury 3.625% 2043	102,000	101,777
		2,948,941
U.S. Treasury inflation-protected securities[9] 0.52%

U.S. Treasury Inflation-Protected Security 2.00% 2014	91,812	93,922
U.S. Treasury Inflation-Protected Security 2.00% 2014	106,319	106,513
U.S. Treasury Inflation-Protected Security 0.50% 2015	91,729	93,632
U.S. Treasury Inflation-Protected Security 0.125% 2016	32,156	33,048
U.S. Treasury Inflation-Protected Security 0.375% 2023	65,321	65,273
U.S. Treasury Inflation-Protected Security 2.00% 2026	5,892	6,819
U.S. Treasury Inflation-Protected Security 0.625% 2043	79,342	65,699
		464,906
Total U.S. Treasury bonds & notes		3,413,847
Financials 1.47%

Wells Fargo & Co. 2.15% 2019	16,490	16,585
Wells Fargo & Co., Series K, junior subordinated 7.98% (undated)[7]	71,606	81,094
JPMorgan Chase & Co. 1.625% 2018	3,000	2,949
JPMorgan Chase & Co. 6.30% 2019	7,500	8,896
JPMorgan Chase & Co. 4.625% 2021	5,000	5,426
JPMorgan Chase & Co. 3.20% 2023	5,000	4,808
JPMorgan Chase & Co., Series Q, junior subordinated 5.15% (undated)[7]	2,685	2,443
JPMorgan Chase & Co., Series I, junior subordinated 7.90% (undated)[7]	65,950	72,779
Bank of America Corp., Series L, 3.625% 2016	3,045	3,216
Bank of America Corp. 3.75% 2016	7,270	7,740
Bank of America Corp. 5.75% 2017	5,000	5,721
Bank of America Corp. 5.65% 2018	1,940	2,215
Bank of America Corp. 2.60% 2019	33,600	33,857
Bank of America Corp. 5.00% 2021	455	501
Bank of America Corp. 5.875% 2021	5,000	5,807
Bank of America Corp. 3.30% 2023	17,575	16,894
Bank of America Corp. 4.10% 2023	11,675	11,849
Bank of America Corp., Series U, junior subordinated 5.20% noncumulative (undated)[7]	1,620	1,478
Westfield Group 5.75% 2015[3]	16,750	18,194
Westfield Group 5.70% 2016[3]	19,750	22,163
Westfield Group 7.125% 2018[3]	3,925	4,707
Westfield Group 6.75% 2019[3]	21,275	25,543
Westfield Group 3.375% 2022[3]	4,500	4,316
Prologis, Inc. 6.625% 2018	10,010	11,827
Prologis, Inc. 2.75% 2019	8,500	8,585
Prologis, Inc. 6.875% 2020	14,961	17,860
Prologis, Inc. 3.35% 2021	17,000	17,022
Prologis, Inc. 4.25% 2023	15,390	15,602
Developers Diversified Realty Corp. 5.50% 2015	4,194	4,458
Developers Diversified Realty Corp. 9.625% 2016	11,245	13,315
Bonds, notes & other debt instruments
	Principal amount	Value
Financials (continued)	(000)	(000)

Developers Diversified Realty Corp. 7.50% 2017	$23,626	$27,693
Developers Diversified Realty Corp. 7.875% 2020	15,755	19,587
Goodman Funding Pty Ltd. 6.375% 2020[3]	4,000	4,473
Goodman Funding Pty Ltd. 6.00% 2022[3]	45,065	49,908
Citigroup Inc. 3.953% 2016	7,500	8,008
Citigroup Inc. 2.50% 2018	7,500	7,572
Citigroup Inc. 8.50% 2019	12,656	16,389
Citigroup Inc. 3.875% 2023	9,200	9,216
Citigroup Inc., Series D, junior subordinated 5.35% (undated)[7]	2,685	2,427
CNA Financial Corp. 5.85% 2014	30,000	31,627
CNA Financial Corp. 7.35% 2019	6,000	7,412
Simon Property Group, LP 6.75% 2014	20,000	20,340
Simon Property Group, LP 4.20% 2015	2,430	2,517
Simon Property Group, LP 5.875% 2017	5,000	5,662
Simon Property Group, LP 6.125% 2018	5,665	6,693
Intercontinentalexchange, Inc. 2.50% 2018	3,500	3,570
Intercontinentalexchange, Inc. 4.00% 2023	25,800	26,365
PNC Funding Corp. 5.40% 2014	10,000	10,296
PNC Financial Services Group, Inc. 2.854% 2022	12,154	11,422
PNC Preferred Funding Trust I, junior subordinated 1.904% (undated)[3,7]	8,600	7,417
PNC Financial Services Group, Inc., Series R, junior subordinated 4.85% (undated)	430	393
American International Group, Inc. 3.80% 2017	11,000	11,758
American International Group, Inc. 3.375% 2020	5,000	5,093
American International Group, Inc. 4.125% 2024	12,000	12,356
HBOS PLC 6.75% 2018[3]	25,085	28,330
Hospitality Properties Trust 5.125% 2015	3,675	3,783
Hospitality Properties Trust 6.30% 2016	1,400	1,524
Hospitality Properties Trust 6.70% 2018	4,703	5,312
Hospitality Properties Trust 5.00% 2022	5,250	5,366
Hospitality Properties Trust 4.50% 2023	11,980	11,820
Monumental Global Funding III 0.444% 2014[3,7]	12,860	12,869
Monumental Global Funding III 5.25% 2014[3]	12,500	12,617
Kimco Realty Corp., Series C, 5.783% 2016	4,147	4,570
Kimco Realty Corp. 4.30% 2018	12,000	13,054
Kimco Realty Corp. 6.875% 2019	1,320	1,607
Kimco Realty Corp. 3.125% 2023	3,250	3,020
CIT Group Inc., Series C, 4.75% 2015[3]	10,000	10,450
CIT Group Inc. 5.00% 2017	10,000	10,800
Goldman Sachs Group, Inc. 2.90% 2018	6,500	6,643
Goldman Sachs Group, Inc. 5.75% 2022	7,500	8,516
Goldman Sachs Group, Inc. 3.625% 2023	5,500	5,374
Northern Trust Corp. 4.625% 2014	8,475	8,658
Northern Trust Corp. 5.85% 2017[3]	10,150	11,593
Regions Financial Corp. 7.75% 2014	4,228	4,509
Regions Financial Corp. 2.00% 2018	15,000	14,761
UDR, Inc., Series A, 5.25% 2015	8,975	9,391
UDR, Inc. 3.70% 2020	9,185	9,344
Barclays Bank PLC 5.14% 2020	15,525	16,585
Morgan Stanley 3.80% 2016	5,000	5,286
Morgan Stanley 2.125% 2018	10,000	9,950
QBE Insurance Group Ltd. 2.40% 2018[3]	15,035	14,769
American Express Co. 6.15% 2017	9,080	10,607
American Express Co. 1.55% 2018	4,000	3,946
UnumProvident Finance Co. PLC 6.85% 2015[3]	1,885	2,083
Unum Group 7.125% 2016	10,000	11,440
Bonds, notes & other debt instruments
	Principal amount	Value
Financials (continued)	(000)	(000)

ERP Operating LP 5.75% 2017	$ 6,000	$ 6,809
ERP Operating LP 4.75% 2020	2,500	2,744
ERP Operating LP 3.00% 2023	4,000	3,802
Realogy Corp., Letter of Credit, 4.50% 2016[6,7,10]	315	316
Realogy Corp., Term Loan B, 4.50% 2020[6,7,10]	860	870
Realogy Corp. 9.00% 2020[3]	10,000	11,625
Discover Financial Services 2.00% 2018	7,000	6,928
Discover Financial Services 10.25% 2019	4,334	5,557
Lazard Group LLC 7.125% 2015	11,250	12,154
AvalonBay Communities, Inc. 3.625% 2020	10,110	10,410
ACE Capital Trust II 9.70% 2030	7,210	10,382
Liberty Mutual Group Inc. 6.70% 2016[3]	7,500	8,536
Liberty Mutual Group Inc. 4.25% 2023[3]	1,840	1,844
Bank of Nova Scotia 2.05% 2018	10,000	10,037
HSBC USA Inc. 1.132% 2018[7]	10,000	10,026
Mizuho Financial Group, Ltd. 1.85% 2018[3]	10,000	9,878
Nordea Bank AB 1.625% 2018[3]	10,000	9,846
iStar Financial Inc., 3.875% 2016	3,575	3,655
iStar Financial Inc., Term Loan B, 4.50% 2017[6,7,10]	4,205	4,232
iStar Financial Inc., 4.875% 2018	1,650	1,625
Corporate Office Properties Trust 3.60% 2023	4,220	3,890
Corporate Office Properties LP 5.25% 2024	5,230	5,469
AXA SA, Series B, junior subordinated 6.379% (undated)[3,7]	7,000	6,921
AXA SA, junior subordinated 6.463% (undated)[3,7]	1,900	1,940
Synovus Financial Corp. 7.875% 2019	7,000	7,998
CME Group Inc. 5.30% 2043	7,250	7,823
UBS AG 4.875% 2020	4,352	4,902
UBS AG 7.50% 2025	2,345	2,901
MetLife Global Funding I 5.125% 2014[3]	7,500	7,711
New York Life Global Funding 2.45% 2016[3]	5,000	5,197
New York Life Global Funding 1.30% 2017[3]	2,500	2,458
Essex Portfolio L.P. 3.25% 2023	7,845	7,317
Host Hotels & Resorts LP 6.00% 2021	2,000	2,217
Host Hotels & Resorts LP 3.75% 2023	3,000	2,850
Host Hotels & Resorts LP 4.75% 2023	1,900	1,953
Leucadia National Corp. 5.50% 2023	5,990	6,057
Alexandria Real Estate Equities, Inc. 3.90% 2023	6,000	5,779
Mack-Cali Realty Corp. 2.50% 2017	3,000	2,988
Mack-Cali Realty Corp. 3.15% 2023	3,000	2,688
American Campus Communities, Inc. 3.75% 2023	5,615	5,405
Bank of Tokyo-Mitsubishi, Ltd., 2.70% 2018[3]	5,000	5,097
Svenska Handelsbanken AB 2.50% 2019	5,000	5,066
BNP Paribas 3.25% 2023	5,000	4,849
Berkshire Hathaway Inc. 4.40% 2042	3,000	2,862
Berkshire Hathaway Finance Corp. 4.30% 2043	2,000	1,871
Crescent Resources 10.25% 2017[3]	3,630	3,975
Ryman Hospitality Properties, Inc. 5.00% 2021[3]	3,975	3,866
FelCor Lodging Trust Inc. 5.625% 2023	3,875	3,827
Prudential Financial, Inc. 4.50% 2021	3,500	3,791
Sumitomo Mitsui Banking Corp. 2.50% 2018	1,475	1,505
Sumitomo Mitsui Banking Corp. 3.95% 2023	2,010	2,042
International Lease Finance Corp. 4.875% 2015	3,000	3,128
Brandywine Operating Partnership, LP 5.40% 2014	2,500	2,604
Brandywine Operating Partnership, LP 5.70% 2017	41	46
Brandywine Operating Partnership, LP 3.95% 2023	170	164
Bonds, notes & other debt instruments
	Principal amount	Value
Financials (continued)	(000)	(000)

Piedmont Operating Partnership LP 3.40% 2023	$ 3,000	$ 2,751
DCT Industrial Trust Inc. 4.50% 2023[3]	1,690	1,701
Genworth Holdings, Inc. 4.90% 2023	1,565	1,632
TitleMax Finance Corp. 8.50% 2018[3]	575	614
		1,311,752
Energy 1.06%

Gazprom OJSC 5.092% 2015[3]	1,300	1,383
Gaz Capital SA, Series 7, 6.212% 2016	7,250	7,998
Gazprom OJSC 8.146% 2018	21,850	25,838
Gazprom OJSC 3.85% 2020[3]	5,000	4,900
Gazprom OJSC 4.95% 2022[3]	13,690	13,604
Gazprom OJSC, Series 9, 6.51% 2022	39,990	44,089
CNOOC Finance (2013) Ltd. 3.00% 2023	79,700	72,712
Enbridge Inc. 5.80% 2014	10,000	10,288
Enbridge Inc. 4.90% 2015	4,950	5,213
Enbridge Inc. 5.60% 2017	11,155	12,498
Enbridge Inc. 4.00% 2023	25,000	25,442
Kinder Morgan Energy Partners, LP 5.125% 2014	22,210	23,235
Kinder Morgan Energy Partners, LP 6.00% 2017	375	426
Kinder Morgan Energy Partners, LP 2.65% 2019	2,670	2,681
Kinder Morgan Energy Partners, LP 3.95% 2022	2,500	2,483
Kinder Morgan Energy Partners, LP 3.50% 2023	13,250	12,567
Kinder Morgan Energy Partners, LP 6.95% 2038	7,500	8,815
Transocean Inc. 5.05% 2016	21,500	23,698
Transocean Inc. 2.50% 2017	4,535	4,581
Transocean Inc. 6.375% 2021	3,140	3,542
Transocean Inc. 3.80% 2022	15,780	15,127
Enbridge Energy Partners, LP, Series B, 6.50% 2018	23,200	27,056
Enbridge Energy Partners, LP 9.875% 2019	5,000	6,566
Enbridge Energy Partners, LP 5.20% 2020	2,400	2,627
Enbridge Energy Partners, LP 4.20% 2021	5,000	5,147
Enbridge Energy Partners, LP 5.50% 2040	3,500	3,502
Anadarko Petroleum Corp. 5.95% 2016	6,000	6,782
Anadarko Petroleum Corp. 6.375% 2017	8,250	9,651
Anadarko Petroleum Corp. 8.70% 2019	17,730	23,034
Anadarko Petroleum Corp. 6.20% 2040	4,500	5,224
Petrobras International Finance Co. 3.50% 2017	3,650	3,713
Petrobras Global Finance Co. 3.00% 2019	17,500	16,691
Petrobras International Finance Co. 5.375% 2021	15,155	15,480
Petrobras Global Finance Co. 4.375% 2023	670	626
Petrobras Global Finance Co. 5.625% 2043	2,120	1,822
Spectra Energy Partners, LP 2.95% 2016	9,875	10,229
Spectra Energy Partners, LP 2.95% 2018	5,720	5,856
Spectra Energy Partners 4.60% 2021	970	1,026
Spectra Energy Partners, LP 4.75% 2024	15,120	15,922
Williams Partners L.P. and Williams Partners Finance Corp. 3.80% 2015	17,500	18,140
Williams Partners L.P. 4.125% 2020	5,000	5,160
Williams Partners L.P. 3.35% 2022	8,750	8,274
Devon Energy Corp. 5.625% 2014	4,500	4,547
Devon Energy Corp. 1.875% 2017	5,000	5,042
Devon Energy Corp. 3.25% 2022	21,200	20,623
TransCanada PipeLines Ltd. 6.50% 2018	10,000	11,994
TransCanada PipeLines Ltd. 3.75% 2023	4,000	4,032
TransCanada PipeLines Ltd., junior subordinated 6.35% 2067[7]	12,930	13,436
Bonds, notes & other debt instruments
	Principal amount	Value
Energy (continued)	(000)	(000)

Pemex Project Funding Master Trust 5.75% 2018	$ 2,750	$ 3,080
Petróleos Mexicanos 5.50% 2021	4,575	5,010
Petróleos Mexicanos 4.875% 2022	600	626
Petróleos Mexicanos 4.875% 2024	1,340	1,370
Pemex Project Funding Master Trust, Series 13, 6.625% 2035	15,000	16,350
Ras Laffan Liquefied Natural Gas III 5.50% 2014	5,000	5,213
Ras Laffan Liquefied Natural Gas III 5.50% 2014[3]	4,800	5,004
Ras Laffan Liquefied Natural Gas III 6.75% 2019[3]	500	598
Ras Laffan Liquefied Natural Gas II 5.298% 2020[3,6]	10,239	11,140
Ras Laffan Liquefied Natural Gas II 5.298% 2020[6]	2,663	2,898
Phillips 66 2.95% 2017	11,500	11,976
Phillips 66 4.30% 2022	11,525	11,983
Shell International Finance BV 4.00% 2014	4,400	4,461
Shell International Finance BV 3.10% 2015	10,000	10,434
Shell International Finance BV 3.40% 2023	8,000	8,030
Odebrecht Offshore Drilling Finance Ltd. 6.75% 2022[3,6]	21,480	22,447
Total Capital Canada Ltd. 1.625% 2014	10,000	10,032
Total Capital International 1.50% 2017	5,370	5,446
Total Capital International 2.875% 2022	4,580	4,484
Chevron Corp. 1.104% 2017	2,960	2,932
Chevron Corp. 2.355% 2022	5,000	4,664
Chevron Corp. 3.191% 2023	12,110	12,008
Cenovus Energy Inc. 3.00% 2022	16,730	15,951
Cenovus Energy Inc. 3.80% 2023	2,500	2,515
QGOG Atlantic/Alaskan Rigs Ltd. 5.25% 2019[3,6]	14,868	15,425
StatoilHydro ASA 2.90% 2014	6,205	6,359
StatoilHydro ASA 2.45% 2023	9,320	8,665
Husky Energy Inc. 5.90% 2014	1,800	1,857
Husky Energy Inc. 6.20% 2017	5,600	6,453
Husky Energy Inc. 7.25% 2019	4,500	5,548
Reliance Holdings Ltd. 4.50% 2020[3]	4,650	4,713
Reliance Holdings Ltd. 6.25% 2040	5,280	5,116
Reliance Holdings Ltd. 6.25% 2040[3]	3,875	3,755
Alpha Natural Resources, Inc. 9.75% 2018	8,000	8,280
Alpha Natural Resources, Inc. 6.25% 2021	4,000	3,410
NGPL PipeCo LLC, Term Loan B, 6.75% 2017[6,7,10]	525	493
NGPL PipeCo LLC 7.119% 2017[3]	3,975	3,776
NGPL PipeCo LLC 9.625% 2019[3]	6,100	6,131
PDC Energy Inc. 7.75% 2022	9,150	9,973
Peabody Energy Corp. 6.00% 2018	5,000	5,300
Peabody Energy Corp. 6.25% 2021	4,025	4,176
Diamond Offshore Drilling, Inc. 4.875% 2043	8,400	8,471
Energy Transfer Partners, L.P. 7.50% 2020	7,000	8,120
CONSOL Energy Inc. 8.00% 2017	3,050	3,244
CONSOL Energy Inc. 8.25% 2020	3,800	4,175
Arch Coal, Inc. 7.00% 2019	7,600	5,966
Arch Coal, Inc. 7.25% 2021	1,350	1,040
Ecopetrol SA 7.625% 2019	650	787
Ecopetrol SA 5.875% 2023	5,600	6,093
Transportadora de Gas Peru SA 4.25% 2028[3]	6,650	6,047
Sabine Pass Liquefaction, LLC 5.625% 2021[3]	5,500	5,582
Enterprise Products Operating LLC 3.35% 2023	3,550	3,432
Enterprise Products Operating LLC 4.85% 2044	2,150	2,069
Energy Transfer Partners, L.P. 5.20% 2022	4,500	4,849
Western Gas Partners LP 4.00% 2022	4,320	4,294
Bonds, notes & other debt instruments
	Principal amount	Value
Energy (continued)	(000)	(000)

Canadian Natural Resources Ltd. 6.50% 2037	$ 3,500	$ 4,128
Regency Energy Partners LP and Regency Energy Finance Corp. 5.50% 2023	4,050	4,060
Harvest Operations Corp. 2.125% 2018[3]	3,915	3,829
Halliburton Co. 3.50% 2023	3,250	3,262
Apache Corp. 2.625% 2023	2,410	2,250
Apache Corp. 4.25% 2044	750	682
MarkWest Energy Partners, LP 4.50% 2023	3,000	2,925
Samson Investment Co., Term Loan B, 6.00% 2018[6,7,10]	150	152
Samson Investment Co. 10.25% 2020[3]	2,165	2,349
BP Capital Markets PLC 5.25% 2013	1,665	1,665
Oasis Petroleum Inc. 6.875% 2022[3]	1,275	1,383
Transportadora de Gas Internacional 5.70% 2022[3]	800	838
Rosetta Resources Inc. 5.625% 2021	525	533
QGOG Constellation SA 6.25% 2019[3]	500	485
		944,114
Federal agency bonds & notes 0.99%

Freddie Mac 3.00% 2014	40,000	40,850
Freddie Mac 5.00% 2014	40,000	41,372
Freddie Mac 5.50% 2016	14,580	16,512
Freddie Mac 1.00% 2017	25,000	24,899
Freddie Mac 1.00% 2017	20,500	20,505
Freddie Mac 5.50% 2017	50,000	58,264
Freddie Mac 4.875% 2018	40,000	46,204
Freddie Mac 1.25% 2019	50,000	48,100
Freddie Mac, Series KF02, Class A-2, multifamily 0.75% 2020[4,6,7]	38,911	38,911
Freddie Mac, Series KF02, Class A-3, multifamily 0.83% 2020[4,6,7]	18,265	18,265
Freddie Mac, Series K023, Class A2, multifamily 2.307% 2022[6]	18,009	16,955
Freddie Mac, Series K020, Class A2, multifamily 2.373% 2022[6]	20,110	19,157
Freddie Mac, Series K021, Class A2, multifamily 2.396% 2022[6]	41,420	39,452
Freddie Mac, Series K024, Class A2, multifamily 2.573% 2022[6]	5,965	5,734
Freddie Mac, Series KS01, Class A2, multifamily 2.522% 2023[6]	3,717	3,552
Freddie Mac, Series K030, Class A2, multifamily 3.25% 2023[6,7]	9,380	9,444
Freddie Mac, Series K031, Class A2, multifamily 3.30% 2023[6,7]	26,982	27,226
Freddie Mac, Series K032, Class A2, multifamily 3.31% 2023[6,7]	66,000	66,494
Fannie Mae 2.75% 2014	20,000	20,188
Fannie Mae 4.625% 2014	25,000	26,057
Fannie Mae 5.00% 2015	25,000	26,729
Fannie Mae 5.375% 2016	60,420	68,215
Fannie Mae 0.875% 2018	15,000	14,666
Federal Home Loan Bank 5.50% 2014	107,500	111,974
Federal Home Loan Bank 0.50% 2015	25,000	25,049
Federal Home Loan Bank, Series 2816, 1.00% 2017	14,955	14,980
CoBank, ACB 7.875% 2018[3]	12,160	14,838
CoBank, ACB 0.854% 2022[3,7]	10,410	9,529
Federal Farm Credit Banks 3.00% 2014	10,000	10,254
		884,375
Telecommunication services 0.95%

Sprint Nextel Corp. 8.375% 2017	12,575	14,618
Sprint Nextel Corp. 9.125% 2017	112,350	133,135
Sprint Capital Corp. 6.90% 2019	17,200	18,619
Sprint Nextel Corp. 7.00% 2020	12,500	13,469
Sprint Corp. 7.25% 2021[3]	1,950	2,108
Sprint Nextel Corp. 11.50% 2021	138,575	181,187
Bonds, notes & other debt instruments
	Principal amount	Value
Telecommunication services (continued)	(000)	(000)

Sprint Corp. 7.875% 2023[3]	$52,000	$ 56,550
Verizon Communications Inc. 7.375% 2013	20,000	20,038
Verizon Communications Inc. 1.782% 2016[7]	1,300	1,337
Verizon Communications Inc. 5.50% 2017	10,000	11,279
Verizon Communications Inc. 2.002% 2018[7]	25,700	27,380
Verizon Communications Inc. 8.75% 2018	3,245	4,187
Verizon Communications Inc. 5.15% 2023	43,700	47,486
Verizon Communications Inc. 6.55% 2043	13,535	15,751
MTS International Funding Ltd. 8.625% 2020[3]	46,520	56,289
MTS International Funding Ltd. 8.625% 2020	36,673	44,374
América Móvil, SAB de CV 6.45% 2022	MXN 45,000	3,257
América Móvil, SAB de CV 8.46% 2036	307,200	22,688
T-Mobile US, Inc. 6.542% 2020	$ 6,000	6,382
MetroPCS Wireless, Inc. 6.25% 2021[3]	7,250	7,613
T-Mobile US, Inc. 6.731% 2022	3,000	3,180
MetroPCS Wireless, Inc. 6.625% 2023[3]	7,200	7,560
Frontier Communications Corp. 8.50% 2020	7,650	8,778
Frontier Communications Corp. 9.25% 2021	1,575	1,864
Frontier Communications Corp. 7.125% 2023	10,150	10,632
Frontier Communications Corp. 7.625% 2024	750	795
Vodafone Group PLC 5.75% 2016	6,475	7,179
Vodafone Group PLC 5.625% 2017	10,450	11,793
Deutsche Telekom International Finance BV 6.75% 2018	15,000	18,070
Telefónica Emisiones, SAU 6.421% 2016	15,000	16,737
Wind Acquisition SA 11.75% 2017[3]	10,700	11,382
Wind Acquisition SA 7.25% 2018[3]	2,500	2,638
Leap Wireless International, Inc., Term Loan C, 4.75% 2020[6,7,10]	2,344	2,358
Cricket Communications, Inc. 7.75% 2020	10,000	11,463
NII Capital Corp. 10.00% 2016	50	39
NII Capital Corp. 7.875% 2019[3]	2,275	1,991
NII Capital Corp. 8.875% 2019	1,950	1,238
NII Capital Corp. 11.375% 2019[3]	3,425	3,271
NII Capital Corp. 7.625% 2021	8,425	4,950
AT&T Inc. 0.90% 2016	10,000	9,995
Koninklijke KPN NV 8.375% 2030	7,855	9,921
Intelsat Jackson Holding Co. 7.25% 2020	625	681
Intelsat Jackson Holding Co. 6.625% 2022[3]	7,275	7,457
SBA Communications Corp. 5.75% 2020	5,000	5,225
		846,944
Consumer discretionary 0.75%

Staples, Inc. 9.75% 2014	72,826	74,114
Dollar General Corp. 4.125% 2017	21,500	22,998
Dollar General Corp. 3.25% 2023	14,750	13,641
NBCUniversal Media, LLC 2.10% 2014	5,415	5,453
NBCUniversal Enterprise, Inc. 0.929% 2018[3,7]	13,105	13,197
NBCUniversal Enterprise, Inc. 1.974% 2019[3]	7,500	7,405
NBCUniversal Enterprise, Inc. 5.25% (undated)[3]	9,235	9,157
Li & Fung Ltd. 6.00% (undated)[7]	28,831	29,552
Carnival Corp. 1.20% 2016	7,500	7,468
Carnival Corp. 1.875% 2017	8,500	8,342
Carnival Corp. 3.95% 2020	12,750	12,948
Target Corp. 6.00% 2018	24,000	28,232
Time Warner Inc. 5.875% 2016	18,600	21,104
Time Warner Inc. 3.40% 2022	1,750	1,731
Bonds, notes & other debt instruments
	Principal amount	Value
Consumer discretionary (continued)	(000)	(000)

Time Warner Inc. 4.90% 2042	$ 3,575	$ 3,470
Comcast Corp. 5.85% 2015	10,000	11,030
Comcast Corp. 6.30% 2017	7,000	8,266
Comcast Corp. 4.25% 2033	3,700	3,561
CityCenter Holdings, LLC and CityCenter Finance Corp. 10.75% 2017[11]	9,350	10,035
Citycenter, Term Loan B, 5.00% 2020[6,7,10]	11,625	11,740
DaimlerChrysler North America Holding Corp. 1.95% 2014[3]	10,000	10,047
Daimler Finance NA LLC 3.00% 2016[3]	2,500	2,604
DaimlerChrysler North America Holding Corp. 1.125% 2018[3,7]	6,500	6,544
DaimlerChrysler North America Holding Corp. 1.875% 2018[3]	2,250	2,239
Time Warner Cable Inc. 8.75% 2019	8,175	9,750
Time Warner Cable Inc. 5.00% 2020	10,000	10,256
Viacom Inc. 4.25% 2023	14,095	14,425
Viacom Inc. 5.85% 2043	2,500	2,662
CBS Corp. 1.95% 2017	16,500	16,662
Home Depot, Inc. 4.40% 2021	10,000	11,018
Home Depot, Inc. 3.75% 2024	5,000	5,125
MGM Resorts International 6.875% 2016	2,000	2,220
MGM Resorts International 7.50% 2016	2,075	2,340
MGM Resorts International 6.75% 2020	2,025	2,212
MGM Resorts International 7.75% 2022	8,000	9,100
Marriott International, Inc., Series I, 6.375% 2017	13,100	14,807
EchoStar DBS Corp. 7.125% 2016	3,000	3,322
DISH DBS Corp. 4.625% 2017	10,525	10,972
Johnson Controls, Inc. 1.75% 2014	12,500	12,553
Ford Motor Credit Co. 4.25% 2017	5,000	5,402
Ford Motor Credit Co. 2.375% 2018	3,000	3,019
Ford Motor Credit Co. 4.375% 2023	3,000	3,089
Ford Motor Co. 4.75% 2043	750	700
Neiman Marcus Group LTD Inc., Term Loan B, 5.00% 2020[6,7,10]	9,000	9,069
Neiman Marcus Group LTD Inc. 8.00% 2021[3]	1,475	1,517
Neiman Marcus Group LTD Inc. 8.75% 2021[3,7,11]	1,200	1,239
Mediacom LLC and Mediacom Capital Corp. 9.125% 2019	5,000	5,475
Mediacom Broadband LLC and Mediacom Broadband Corp. 6.375% 2023	5,875	5,978
Academy Sports 9.25% 2019[3]	10,000	11,138
Cox Communications, Inc. 2.95% 2023[3]	11,570	10,351
Omnicom Group Inc. 3.625% 2022	10,355	10,126
Boyd Gaming Corp. 9.00% 2020	9,000	9,743
Mattel, Inc. 1.70% 2018	9,500	9,380
Cequel Communications Holdings I, LLC and Cequel Capital Corp. 6.375% 2020[3]	8,925	9,304
News America Inc. 3.00% 2022	9,000	8,604
Marks and Spencer Group PLC 6.25% 2017[3]	6,729	7,577
Harley-Davidson, Inc. 1.15% 2015[3]	7,500	7,518
Limited Brands, Inc. 8.50% 2019	3,006	3,634
Limited Brands, Inc. 7.00% 2020	2,994	3,406
Burlington Coat Factory Warehouse Corp. 10.00% 2019	6,250	7,031
Macy’s Retail Holdings, Inc. 4.375% 2023	3,000	3,054
Federated Department Stores, Inc. 6.90% 2029	3,177	3,637
J.C. Penney Co., Inc. 7.65% 2016	4,550	3,742
J.C. Penney Co., Inc. 5.75% 2018	3,640	2,794
Hilton Worldwide, Term Loan B, 4.00% 2021[6,7,10]	4,025	4,053
Hilton Hotels Corp. 5.625% 2021[3]	1,800	1,853
Toll Brothers Finance Corp. 6.75% 2019	5,000	5,662
PETCO Animal Supplies, Inc. 9.25% 2018[3]	5,000	5,406
Needle Merger Sub Corp. 8.125% 2019[3]	5,000	5,175
Bonds, notes & other debt instruments
	Principal amount	Value
Consumer discretionary (continued)	(000)	(000)

Toys “R” Us-Delaware, Inc. 7.375% 2016[3]	$5,000	$ 4,863
Cinemark USA, Inc. 5.125% 2022	4,500	4,421
CCO Holdings LLC and CCO Holdings Capital Corp. 7.00% 2019	4,000	4,250
Michaels Stores, Inc. 7.50% 2018[3,7,11]	3,900	4,046
Quebecor Media Inc. 5.75% 2023	4,100	3,987
WPP Finance 2010 4.75% 2021	3,650	3,823
Univision Communications Inc., Term Loan C3, 4.00% 2020[6,7,10]	3,583	3,600
Univision Communications Inc. 5.125% 2023[3]	115	114
Schaeffler Holding Finance BV 6.875% 2018[7,11]	€1,600	2,311
Schaeffler Holding Finance BV 6.875% 2018[3,7,11]	$ 1,275	1,364
Laureate Education, Inc. 9.25% 2019[3]	3,075	3,398
Caesars Entertainment Operating Co. 9.00% 2020	1,850	1,744
Caesars Entertainment Operating Co. 9.00% 2020	1,400	1,320
McClatchy Co. 9.00% 2022	2,000	2,165
Gannett Co., Inc. 5.125% 2019[3]	1,385	1,437
Gannett Co., Inc. 6.375% 2023[3]	475	502
General Motors Financial Co. 6.75% 2018	1,500	1,706
Chinos Holdings, Inc. 7.75% 2019[3,7,11]	1,250	1,261
Playa Resorts Holding BV, Term Loan B, 4.75% 2019[6,7,10]	350	354
Playa Resorts Holding BV 8.00% 2020[3]	625	665
		668,309
Health care 0.65%

Schering-Plough Corp. 6.00% 2017	42,500	50,046
Merck & Co., Inc. 0.623% 2018[7]	35,000	35,149
Merck & Co., Inc. 2.80% 2023	7,750	7,421
Merck & Co., Inc. 4.15% 2043	4,000	3,763
Gilead Sciences, Inc. 2.40% 2014	9,015	9,186
Gilead Sciences, Inc. 3.05% 2016	18,215	19,271
Gilead Sciences, Inc. 4.40% 2021	16,950	18,331
Gilead Sciences, Inc. 5.65% 2041	1,000	1,132
AbbVie Inc. 1.75% 2017	21,500	21,581
AbbVie Inc. 2.90% 2022	23,215	22,193
AbbVie Inc. 4.40% 2042	2,250	2,128
Express Scripts Inc. 2.75% 2014	2,000	2,045
Express Scripts Inc. 2.10% 2015	4,000	4,064
Express Scripts Inc. 3.125% 2016	706	741
Express Scripts Inc. 2.65% 2017	15,392	15,985
Express Scripts Inc. 4.75% 2021	8,800	9,517
Express Scripts Inc. 3.90% 2022	2,000	2,054
Express Scripts Inc. 6.125% 2041	225	260
Amgen Inc. 2.50% 2016	4,000	4,152
Amgen Inc. 2.125% 2017	24,000	24,511
Amgen Inc. 3.875% 2021	1,570	1,628
Amgen Inc. 3.625% 2022	3,485	3,528
Amgen Inc. 5.375% 2043	375	391
Roche Holdings, Inc. 6.00% 2019[3]	13,666	16,363
Roche Holdings, Inc. 7.00% 2039[3]	9,750	13,211
Pfizer Inc. 0.554% 2018[7]	10,000	10,021
Pfizer Inc. 6.20% 2019	15,000	18,143
Cardinal Health, Inc. 4.00% 2015	1,410	1,483
Cardinal Health, Inc. 5.80% 2016	5,000	5,649
Cardinal Health, Inc. 1.90% 2017	5,750	5,812
Cardinal Health, Inc. 1.70% 2018	9,085	8,915
Cardinal Health, Inc. 3.20% 2023	4,490	4,271
Bonds, notes & other debt instruments
	Principal amount	Value
Health care (continued)	(000)	(000)

Baxter International Inc. 1.85% 2018	$10,225	$ 10,260
Baxter International Inc. 3.20% 2023	15,500	15,280
UnitedHealth Group Inc. 6.00% 2017	2,050	2,371
UnitedHealth Group Inc. 1.625% 2019	6,000	5,840
UnitedHealth Group Inc. 3.875% 2020	2,900	3,082
UnitedHealth Group Inc. 2.75% 2023	2,210	2,079
UnitedHealth Group Inc. 2.875% 2023	10,500	9,977
Novartis Securities Investment Ltd. 5.125% 2019	15,000	17,296
Boston Scientific Corp. 6.40% 2016	3,500	3,924
Boston Scientific Corp. 6.00% 2020	8,075	9,423
Teva Pharmaceutical Financial IV LLC, 2.25% 2020	13,455	12,856
GlaxoSmithKline Capital Inc. 1.50% 2017	4,100	4,142
GlaxoSmithKline Capital Inc. 5.65% 2018	2,500	2,916
GlaxoSmithKline Capital Inc. 4.20% 2043	4,500	4,270
inVentiv Health Inc. 9.00% 2018[3]	3,500	3,684
inVentiv Health Inc. 11.00% 2018[3]	5,000	4,350
inVentiv Health Inc. 11.00% 2018[3]	3,000	2,591
Sanofi 0.558% 2014[7]	10,000	10,015
DJO Finance LLC 9.75% 2017	475	484
DJO Finance LLC 7.75% 2018	495	502
DJO Finance LLC 8.75% 2018	205	226
DJO Finance LLC 9.875% 2018	7,585	8,173
VPI Escrow Corp. 6.75% 2018[3]	3,000	3,300
VPI Escrow Corp. 6.375% 2020[3]	2,765	2,965
VPI Escrow Corp. 7.50% 2021[3]	2,015	2,247
Kinetic Concepts, Inc., Term Loan D1, 4.50% 2018[6,7,10]	985	994
Kinetic Concepts, Inc. 10.50% 2018	4,955	5,590
Kinetic Concepts, Inc. 12.50% 2019	1,250	1,359
Select Medical Holdings Corp. 6.375% 2021	8,005	7,765
Edwards Lifesciences Corp. 2.875% 2018	7,500	7,535
Johnson & Johnson 0.354% 2014[7]	7,500	7,508
Aetna Inc. 1.50% 2017	2,640	2,617
Aetna Inc. 2.75% 2022	5,000	4,681
McKesson Corp. 0.95% 2015	2,730	2,733
McKesson Corp. 3.25% 2016	1,600	1,678
McKesson Corp. 1.40% 2018	1,485	1,448
VWR Funding, Inc. 7.25% 2017	5,000	5,350
Tenet Healthcare Corp. 6.00% 2020[3]	2,865	3,035
Tenet Healthcare Corp. 8.125% 2022[3]	2,045	2,244
WellPoint, Inc. 1.875% 2018	2,500	2,492
WellPoint, Inc. 2.30% 2018	2,740	2,753
Dignity Health 3.125% 2022	5,000	4,632
ConvaTec Finance International SA 8.25% 2019[3,7,11]	3,525	3,644
Centene Corp. 5.75% 2017	3,175	3,405
Patheon Inc., Term Loan B1, 7.25% 2018[6,7,10]	3,297	3,358
HCA Inc. 6.50% 2020	3,000	3,345
Bausch & Lomb Inc. 9.875% 2015	3,039	3,039
Kaiser Foundation Hospitals 3.50% 2022	2,750	2,696
HealthSouth Corp. 5.75% 2024	1,735	1,731
Catalent Pharma Solutions Inc., Term Loan, 6.50% 2017[6,7,10]	1,435	1,453
PRA Holdings, Inc. 9.50% 2023[3]	1,170	1,240
Biogen Idec Inc. 6.875% 2018	1,000	1,194
Quintiles, Term Loan B-2, 4.00% 2018[6,7,10]	1,080	1,082
IMS Health Inc. 7.375% 2018[3,7,11]	1,000	1,039
		576,838
Bonds, notes & other debt instruments
	Principal amount	Value
Industrials 0.58%	(000)	(000)

General Electric Capital Corp. 1.00% 2015	$ 5,650	$ 5,677
General Electric Corp. 5.25% 2017	29,220	33,444
General Electric Capital Corp., Series A, 6.00% 2019	4,450	5,272
General Electric Co. 2.70% 2022	5,480	5,267
General Electric Capital Corp. 3.10% 2023	6,120	5,909
General Electric Capital Corp., Series C, junior subordinated 5.25% (undated)[7]	6,400	6,128
General Electric Capital Corp., Series B, junior subordinated 6.25% (undated)[7]	30,000	31,405
General Electric Capital Corp., Series A, junior subordinated 7.125% (undated)[7]	60,000	67,009
Continental Airlines, Inc., Series 1998-1, Class A, 6.648% 2019[6]	4,443	4,723
Continental Airlines, Inc., Series 1997-4, Class A, 6.90% 2019[6]	3,262	3,496
Continental Airlines, Inc., Series 2001-1, Class A-1, 6.703% 2022[6]	7,168	7,858
Continental Airlines, Inc., Series 2000-2, Class A-1, 7.707% 2022[6]	11,739	13,184
Continental Airlines, Inc., Series 2000-1, Class A-1, 8.048% 2022[6]	10,911	12,472
United Technologies Corp. 1.80% 2017	2,950	3,009
United Technologies Corp. 3.10% 2022	19,805	19,593
United Technologies Corp. 4.50% 2042	11,000	10,886
Canadian National Railway Co. 4.95% 2014	2,500	2,523
Canadian National Railway Co. 5.55% 2018	25,000	28,961
Burlington Northern Santa Fe LLC 7.00% 2014	9,715	9,866
Burlington Northern Santa Fe LLC 3.00% 2023	3,730	3,532
Burlington Northern Santa Fe LLC 5.15% 2043	4,250	4,390
BNSF Funding Trust I 6.613% 2055[7]	6,700	7,378
European Aeronautic Defence and Space Company 2.70% 2023[3]	24,000	22,515
Union Pacific Corp. 5.125% 2014	11,495	11,646
Union Pacific Corp. 4.163% 2022	9,865	10,448
Atlas Copco AB 5.60% 2017[3]	17,290	19,510
TransDigm Inc. 7.75% 2018	4,340	4,687
TransDigm Inc. 5.50% 2020	8,000	8,100
Volvo Treasury AB 5.95% 2015[3]	11,950	12,726
JELD-WEN Escrow Corp. 12.25% 2017[3]	10,000	11,475
Esterline Technologies Corp. 7.00% 2020	10,350	11,308
DAE Aviation Holdings, Inc. 11.25% 2015[3]	715	720
DAE Aviation Holdings, Inc. and Standard Aero Ltd., Term Loan B, 6.25% 2018[6,7,10]	6,812	6,867
DAE Aviation Holdings, Inc., Term Loan B2, 6.25% 2018[6,7,10]	3,088	3,113
BE Aerospace, Inc. 5.25% 2022	10,160	10,490
Nortek Inc. 10.00% 2018	5,000	5,538
Nortek Inc. 8.50% 2021	2,500	2,753
Associated Materials, LLC and AMH New Finance, Inc. 9.125% 2017	6,875	7,365
ERAC USA Finance Co. 1.40% 2016[3]	5,000	5,010
ERAC USA Finance Co. 2.80% 2018[3]	1,720	1,745
BakerCorp International, Inc. 8.25% 2019	6,500	6,346
CEVA Group PLC 11.625% 2016[3]	5,000	5,300
CEVA Group PLC 8.375% 2017[3]	523	544
Silver II Borrower S.C.A./Silver II U.S. Holdings, LLC 7.75% 2020[3]	5,450	5,736
Waste Management, Inc. 5.00% 2014	890	904
Waste Management, Inc. 2.60% 2016	4,445	4,605
Gardner Denver, Inc. Term Loan B, 4.25% 2020[6,7,10]	4,750	4,758
Gardner Denver, Inc. 6.875% 2021[3]	650	665
American Airlines, Inc., Series 2013-2, Class A, 4.95% 2024[3,6]	4,500	4,663
United Rentals, Inc. 6.125% 2023	4,000	4,130
ARAMARK Corp., Term Loan D, 4.00% 2019[6,7,10]	4,000	4,018
Brunswick Rail Finance Ltd. 6.50% 2017[3]	2,600	2,663
Brunswick Rail Finance Ltd. 6.50% 2017	1,300	1,332
Odebrecht Finance Ltd 7.125% 2042[3]	3,925	3,866
ADS Waste Escrow 8.25% 2020[3]	3,275	3,455
Bonds, notes & other debt instruments
	Principal amount	Value
Industrials (continued)	(000)	(000)

US Investigations Services, Inc., Term Loan D, 7.75% 2015[6,7,10]	$ 3,302	$ 3,277
John Deere Capital Corp. 1.70% 2020	3,000	2,861
Republic Services, Inc. 3.80% 2018	2,500	2,672
Builders Firstsource 7.625% 2021[3]	2,075	2,163
R.R. Donnelley & Sons Co. 7.875% 2021[1]	1,750	1,960
Far East Capital Limited SA 8.00% 2018[3]	680	619
Far East Capital Limited SA 8.75% 2020[3]	1,370	1,241
Watco Companies 6.375% 2023[3]	1,735	1,726
Avianca Holdings SA, 8.375% 2020[3]	1,025	1,076
Beechcraft Holdings, LLC., Term Loan, 5.75% 2020[6,7,10]	1,000	1,011
Delta Air Lines, Inc., Series 2002-1, Class G-1, MBIA insured, 6.718% 2024[6]	871	964
Milacron LLC 7.75% 2021[3]	900	945
Nielsen Finance LLC and Nielsen Finance Co. 5.50% 2021[3]	750	773
		522,271
Consumer staples 0.56%

Altria Group, Inc. 9.70% 2018	12,328	16,567
Altria Group, Inc. 9.25% 2019	3,834	5,122
Altria Group, Inc. 4.75% 2021	5,000	5,394
Altria Group, Inc. 2.85% 2022	5,000	4,651
Altria Group, Inc. 2.95% 2023	3,800	3,523
Altria Group, Inc. 4.00% 2024	15,800	15,885
Altria Group, Inc. 4.25% 2042	1,000	856
Altria Group, Inc. 4.50% 2043	2,000	1,778
Altria Group, Inc. 5.375% 2044	3,200	3,247
Marfrig Holdings (Europe) BV 9.875% 2017[3]	36,725	36,863
Marfrig Holdings (Europe) BV 8.375% 2018	8,080	7,656
Marfrig Overseas Ltd. 9.50% 2020[3]	8,510	8,297
Marfrig Overseas Ltd. 9.50% 2020	3,090	3,013
Anheuser-Busch InBev NV 0.603% 2014[7]	3,785	3,794
Anheuser-Busch InBev NV 4.125% 2015	15,000	15,646
Anheuser-Busch InBev NV 1.375% 2017	1,000	1,002
Anheuser-Busch InBev NV 6.875% 2019	16,000	19,953
Anheuser-Busch InBev NV 5.375% 2020	2,500	2,892
Anheuser-Busch InBev NV 2.625% 2023	3,000	2,840
Kroger Co. 6.40% 2017	31,300	36,209
Kroger Co. 3.85% 2023	3,000	2,987
Coca-Cola Co. 1.50% 2015	4,000	4,079
Coca-Cola Co. 1.80% 2016	500	515
Coca-Cola Co. 1.65% 2018	10,000	9,989
Coca-Cola Co. 2.45% 2020	10,000	9,953
Coca-Cola Co. 3.30% 2021	2,000	2,052
Coca-Cola Co. 3.20% 2023	10,000	9,963
Pernod Ricard SA 2.95% 2017[3]	19,500	20,358
Pernod Ricard SA 4.45% 2022[3]	10,000	10,351
Pernod Ricard SA 5.50% 2042[3]	4,000	4,191
WM. Wrigley Jr. Co 2.40% 2018[3]	4,075	4,121
WM. Wrigley Jr. Co 3.375% 2020[3]	24,785	25,338
Wal-Mart Stores, Inc., Series 1994-A2, 8.85% 2015[6]	5,325	5,565
Wal-Mart Stores, Inc. 5.80% 2018	11,095	13,048
Wal-Mart Stores, Inc. 2.55% 2023	7,250	6,816
Wal-Mart Stores, Inc. 4.75% 2043	3,000	3,065
Reynolds American Inc. 3.25% 2022	16,000	15,143
Reynolds American Inc. 4.85% 2023	3,000	3,180
Reynolds American Inc. 4.75% 2042	1,000	906
Bonds, notes & other debt instruments
	Principal amount	Value
Consumer staples (continued)	(000)	(000)

Reynolds American Inc. 6.15% 2043	$ 3,500	$ 3,823
Delhaize Group 6.50% 2017	19,210	21,938
SABMiller Holdings Inc. 2.45% 2017[3]	14,815	15,307
SABMiller Holdings Inc. 2.20% 2018[3]	5,900	5,901
ConAgra Foods, Inc. 1.90% 2018	5,150	5,118
ConAgra Foods, Inc. 3.20% 2023	16,000	15,290
Kraft Foods Inc. 3.50% 2022	10,000	9,960
Kraft Foods Inc. 5.00% 2042	4,000	4,033
PepsiCo, Inc. 2.50% 2016	10,000	10,419
General Mills, Inc. 0.613% 2014[7]	10,000	10,012
Kraft Foods Inc. 6.125% 2018	4,000	4,647
Kraft Foods Inc. 5.375% 2020	3,000	3,409
Imperial Tobacco Finance PLC 2.05% 2018[3]	5,000	4,944
Imperial Tobacco Finance PLC 3.50% 2023[3]	2,500	2,392
Lorillard Tobacco Co. 3.50% 2016	3,500	3,695
Lorillard Tobacco Co. 2.30% 2017	2,500	2,527
British American Tobacco International Finance PLC 2.125% 2017[3]	6,000	6,128
Dr Pepper Snapple Group, Inc. 2.00% 2020	6,000	5,747
Heineken NV 1.40% 2017[3]	5,000	4,943
C&S Group Enterprises LLC 8.375% 2017[3]	3,998	4,288
JBS SA 7.75% 2020[3]	2,900	3,005
Tesco PLC 5.50% 2017[3]	1,558	1,755
Smithfield Foods, Inc. 5.25% 2018[3]	800	838
Del Monte Corp. 7.625% 2019	550	575
		497,502
Utilities 0.50%

Nevada Power Co., General and Refunding Mortgage Notes, Series S, 6.50% 2018	11,900	14,355
Nevada Power Co., General and Refunding Mortgage Notes, Series V, 7.125% 2019	37,001	46,035
NV Energy, Inc 6.25% 2020	28,178	32,921
Pennsylvania Electric Co. 6.05% 2017	3,000	3,383
FirstEnergy Corp., Series A, 2.75% 2018	23,500	23,051
Cleveland Electric Illuminating Co. 8.875% 2018	21,700	27,875
Consumers Energy Co., First Mortgage Bonds, 5.15% 2017	1,500	1,687
Consumers Energy Co., First Mortgage Bonds, 6.125% 2019	12,850	15,457
CMS Energy Corp. 8.75% 2019	10,930	14,105
CMS Energy Corp. 6.25% 2020	2,415	2,815
CMS Energy Corp. 5.05% 2022	9,820	10,696
Teco Finance, Inc. 6.75% 2015	29,399	31,315
Teco Finance, Inc. 6.572% 2017	3,809	4,430
Teco Finance, Inc. 5.15% 2020	5,392	5,904
Centerpoint Energy, Inc., Series B, 6.85% 2015	9,000	9,808
CenterPoint Energy Resources Corp. 4.50% 2021	23,496	25,643
Progress Energy, Inc. 7.05% 2019	10,150	12,366
Duke Energy Corp. 3.95% 2023	5,000	5,106
Progress Energy, Inc. 7.00% 2031	5,750	7,038
Progress Energy, Inc. 7.75% 2031	5,750	7,469
Public Service Co. of Colorado 5.80% 2018	4,850	5,727
Xcel Energy Inc. 4.70% 2020	8,664	9,600
Public Service Co. of Colorado 2.50% 2023	7,236	6,788
Northern States Power Co., First Mortgage Bonds, 7.125% 2025	6,875	8,917
Pacific Gas and Electric Co. 6.25% 2013	18,000	18,066
Pacific Gas and Electric Co. 3.25% 2023	10,000	9,636
National Grid PLC 6.30% 2016	20,725	23,508
Bonds, notes & other debt instruments
	Principal amount	Value
Utilities (continued)	(000)	(000)

American Electric Power Co. 1.65% 2017	$13,735	$ 13,577
Ohio Power Co., Series G, 6.60% 2033	3,000	3,550
Entergy Corp. 4.70% 2017	6,500	6,987
Entergy Louisiana, LLC 3.30% 2022	5,105	4,967
Entergy Corp. 4.05% 2023	3,500	3,613
State Grid Overseas Investment Ltd. 1.75% 2018[3]	10,000	9,841
National Rural Utilities Cooperative Finance Corp. 3.40% 2023	9,000	8,997
AES Corp. 7.375% 2021	5,000	5,687
Texas Competitive Electric Holdings Co. LLC 11.50% 2020[3]	4,000	2,870
NRG Energy, Inc. 6.625% 2023	2,275	2,363
		446,153
Materials 0.38%

ArcelorMittal 5.00% 2017[7]	24,950	26,478
ArcelorMittal 10.35% 2019[7]	750	952
ArcelorMittal 6.00% 2021[7]	1,000	1,054
ArcelorMittal 6.75% 2022[7]	23,375	25,537
Xstrata Canada Financial Corp. 2.85% 2014[3]	2,000	2,031
Xstrata Canada Financial Corp. 2.05% 2015[3,7]	2,000	2,017
Glencore Xstrata LLC 1.70% 2016[3]	3,000	2,989
Xstrata Canada Financial Corp. 3.60% 2017[3]	4,000	4,169
Glencore Xstrata LLC 1.604% 2019[3,7]	16,000	15,473
Xstrata Canada Financial Corp. 4.95% 2021[3]	11,250	11,509
Xstrata Canada Financial Corp. 4.25% 2022[3,7]	2,710	2,632
Glencore Xstrata LLC 4.125% 2023[3]	6,395	6,089
Xstrata Canada Financial Corp. 5.55% 2042[3,7]	4,250	3,910
Rio Tinto Finance (USA) Ltd. 1.375% 2016	3,000	3,020
Rio Tinto Finance (USA) Ltd. 1.625% 2017	10,000	9,986
Rio Tinto Finance (USA) Ltd. 2.25% 2018	1,585	1,592
Rio Tinto Finance (USA) Ltd. 9.00% 2019	11,420	14,970
Rio Tinto Finance (USA) Ltd. 2.875% 2022	2,000	1,879
BHP Billiton Finance (USA) Ltd. 2.05% 2018	13,220	13,298
BHP Billiton Finance (USA) Ltd. 3.85% 2023	4,860	4,943
BHP Billiton Finance (USA) Ltd. 5.00% 2043	3,780	3,896
Cliffs Natural Resources Inc. 3.95% 2018	7,500	7,600
Cliffs Natural Resources Inc. 4.875% 2021	10,740	10,577
Cliffs Natural Resources Inc. 6.25% 2040	2,000	1,787
Teck Resources Ltd. 2.50% 2018	12,500	12,564
Teck Resources Ltd. 5.20% 2042	3,500	3,088
Teck Resources Ltd. 5.40% 2043	1,750	1,612
Reynolds Group Inc. 7.875% 2019	3,565	3,957
Reynolds Group Inc. 9.875% 2019	680	756
Reynolds Group Inc. 5.75% 2020	10,000	10,375
Inmet Mining Corp. 8.75% 2020[3]	10,900	12,099
Inmet Mining Corp. 7.50% 2021[3]	100	106
E.I. du Pont de Nemours and Co. 0.671% 2014[7]	825	827
E.I. du Pont de Nemours and Co. 5.25% 2016	1,500	1,693
E.I. du Pont de Nemours and Co. 2.80% 2023	10,000	9,492
Ecolab Inc. 2.375% 2014	750	763
Ecolab Inc. 3.00% 2016	8,725	9,191
Ecolab Inc. 4.35% 2021	1,500	1,594
FMG Resources 6.00% 2017[3]	1,000	1,050
FMG Resources 6.875% 2018[3]	5,000	5,319
FMG Resources 8.25% 2019[3]	3,500	3,902
International Paper Co. 7.95% 2018	7,050	8,740
Bonds, notes & other debt instruments
	Principal amount	Value
Materials (continued)	(000)	(000)

Packaging Corp. of America 4.50% 2023	$ 7,500	$ 7,725
JMC Steel Group Inc. 8.25% 2018[3]	5,675	5,654
U.S. Coatings Acquisition Inc. and Flash Dutch 2 BV, Term Loan B, 4.75% 2020[6,7,10]	2,900	2,934
U.S. Coatings Acquisition Inc. and Flash Dutch 2 BV 7.375% 2021[3]	2,020	2,156
Ryerson Inc. 9.00% 2017	3,275	3,439
Ryerson Inc. 11.25% 2018	1,000	1,050
Inversiones CMPC SA 4.375% 2023[3]	4,600	4,377
CEMEX Finance LLC 7.25% 2021[3]	4,250	4,340
Dow Chemical Co. 5.70% 2018	1,400	1,625
Dow Chemical Co. 4.125% 2021	2,500	2,588
Walter Energy, Inc. 9.50% 2019[3]	1,000	1,059
Walter Energy, Inc. 9.875% 2020[3]	3,025	2,700
Arbermarle Corp. 5.10% 2015	3,500	3,675
Ball Corp. 5.00% 2022	3,500	3,544
ICI Wilmington, Inc. 5.625% 2013	3,500	3,513
Georgia Gulf Corp. 4.875% 2023[3]	3,500	3,369
Newcrest Finance Pty Ltd. 4.45% 2021[3]	3,520	3,020
Georgia-Pacific Corp. 5.40% 2020[3]	2,500	2,830
Newpage Corp., Term Loan B, 7.75% 2018[6,7,10]	2,769	2,820
Yara International ASA 7.875% 2019[3]	2,225	2,694
PQ Corp. 8.75% 2018[3]	2,031	2,209
LSB Industries, Inc. 7.75% 2019[3]	1,400	1,494
Praxair, Inc. 4.375% 2014	1,000	1,016
Potash Corp. of Saskatchewan Inc. 5.875% 2036	350	386
Ardagh Packaging Finance 4.875% 2022[3]	210	207
		335,940
Information technology 0.23%

International Business Machines Corp. 1.95% 2016	7,925	8,184
International Business Machines Corp. 1.625% 2020	10,000	9,445
International Business Machines Corp. 3.375% 2023	17,000	17,001
First Data Corp. 6.75% 2020[3]	6,225	6,622
First Data Corp. 11.75% 2021[3]	12,285	12,561
First Data Corp. 12.625% 2021	12,000	13,905
Oracle Corp. 0.824% 2019[7]	13,500	13,573
Oracle Corp. 2.375% 2019	4,000	4,067
Oracle Corp 3.625% 2023	4,980	5,033
Xerox Corp. 6.40% 2016	602	670
Xerox Corp. 2.95% 2017	15,940	16,428
Xerox Corp. 6.75% 2017	280	321
Samsung Electronics America, Inc. 1.75% 2017[3]	16,850	17,062
Cisco Systems, Inc. 0.504% 2014[7]	15,000	15,019
National Semiconductor Corp. 6.60% 2017	10,000	11,712
SRA International, Inc., Term Loan B, 6.50% 2018[6,7,10]	8,631	8,502
SunGard Data Systems Inc. 7.375% 2018	3,810	4,048
SunGard Data Systems Inc. 7.625% 2020	3,450	3,773
Google Inc. 1.25% 2014	7,500	7,544
Seagate Technology LLC 3.75% 2018[3]	6,875	6,875
Lawson Software, Inc. 9.375% 2019	5,975	6,782
Dell, Inc. Term Loan B, 4.50% 2021[6,7,10]	6,250	6,222
Freescale Semiconductor, Inc. 5.00% 2021[3]	1,000	975
Freescale Semiconductor, Inc. 6.00% 2022[3]	1,550	1,571
Microsoft Corp. 2.375% 2023	2,500	2,306
BMC Software, Inc., Term Loan B, 5.00% 2020[6,7,10]	1,500	1,517
NXP BV and NXP Funding LLC 3.75% 2018[3]	1,025	1,033
		202,751
Bonds, notes & other debt instruments
	Principal amount	Value
Asset-backed obligations[6] 0.19%	(000)	(000)

CWHEQ Revolving Home Equity Loan Trust, Series 2006-F, Class 2-A-1A, FSA insured, 0.314% 2036[7]	$10,406	$ 9,264
CWHEQ Revolving Home Equity Loan Trust, Series 2006-I, Class 2-A, FSA insured, 0.314% 2037[7]	13,821	12,113
CWHEQ Revolving Home Equity Loan Trust, Series 2007-B, Class A, FSA insured, 0.324% 2037[7]	29,032	25,890
Hertz Vehicle Financing LLC, Rental Car Asset-backed Notes, Series 2009-2A, Class A-2, 5.29% 2016[3]	17,500	18,393
Hertz Vehicle Financing LLC, Rental Car Asset-backed Notes, Series 2013-1A, Class A-1, 1.12% 2017[3]	10,250	10,240
Hertz Vehicle Financing LLC, Rental Car Asset-backed Notes, Series 2010-1A, Class A-2, 3.74% 2017[3]	1,500	1,582
Aesop Funding LLC, Series 2013-2A, Class A, 2.97% 2020[3]	26,815	27,619
IndyMac Home Equity Mortgage Loan Asset-backed Trust,
Series 2007-H1, Class A-1, FSA insured, 0.33% 2037[7]	20,925	17,766
AEP Texas Central Transitioning Funding II LLC, Secured Transition Bonds, Series A, Class A-3, 5.09% 2017	14,126	14,563
CenterPoint Energy Transition Bond Co. III, LLC, Series 2008, Class A-1, 4.192% 2020	7,788	8,191
Honda Auto Receivables Owner Trust, Series 2011-1, Class A-4, 1.80% 2017	5,961	5,988
CWABS, Inc., Series 2004-15, Class AF-6, 4.613% 2035	5,280	5,416
Option One Mortgage Loan Trust, Series 2007-FXD2, Class II-A-6, 5.68% 2037[7]	4,266	3,926
PE Environmental Funding LLC, Series 2007-A, Class A-1, 4.982% 2016	3,032	3,073
RAMP Trust, Series 2004-RS12, Class A-I-6, 4.547% 2034	1,965	2,032
Vanderbilt Mortgage and Finance, Inc., Series 2001-A, Class B-2, 9.14% 2031	1,797	1,893
Conseco Finance Securitizations Corp., Series 2002-2, Class A-2, 6.03% 2033	606	625
CWHEQ Revolving Home Equity Loan Trust, Series 2005-D, Class 2-A, FSA insured, 0.364% 2035[7]	270	241
		168,815
Bonds & notes of governments & government agencies outside the U.S. 0.14%

Portuguese Government 4.95% 2023	€47,750	59,323
Bermudan Government 5.603% 2020	$ 6,000	6,480
Bermudan Government 4.138% 2023[3]	4,850	4,692
Bermudan Government 4.854% 2024[3]	5,400	5,372
New Zealand Government Agency-Guaranteed, Westpac Securities Co. 3.45% 2014[3]	14,350	14,680
Hungarian Government 6.375% 2021	10,000	10,913
France Government Agency-Guaranteed, Société Finance 3.375% 2014[3]	10,000	10,156
Slovenia (Republic of) 4.75% 2018[3]	1,225	1,216
Slovenia (Republic of) 5.50% 2022	3,480	3,341
Slovenia (Republic of) 5.85% 2023[3]	4,345	4,258
Croatian Government 6.375% 2021	3,000	3,199
Croatian Government 5.50% 2023[3]	1,355	1,352
		124,982
Municipals 0.07%

State of Florida, Hurricane Catastrophe Fund Finance Corporation, Revenue Bonds,
Series 2013-A, 2.107% 2018	15,500	15,236
State of Florida, Hurricane Catastrophe Fund Finance Corporation, Revenue Bonds,
Series 2013-A, 2.995% 2020	17,500	16,742
State of New Jersey, Transportation Trust Fund Authority, Transportation System Revenue Refunding Bonds,
Series 2013-B, 1.758% 2018	27,500	26,805
State of Illinois, General Obligation Bonds, Build America Bonds, Series 2010-3, 5.727% 2020	3,500	3,712
		62,495
Total bonds, notes & other debt instruments (cost: $13,796,640,000)		14,234,400

Short-term securities 3.18%

Freddie Mac 0.04%–0.17% due 11/5/2013–9/16/2014	663,038	662,618
Federal Home Loan Bank 0.06%–0.18% due 12/6/2013–4/16/2014	453,900	453,757
Fannie Mae 0.08%–0.12% due 1/2–7/1/2014	285,266	285,102
Jupiter Securitization Co., LLC 0.24% due 11/13/2013–1/23/2014[3]	93,100	93,076
Chariot Funding, LLC 0.24%–0.30% due 11/6/2013–2/21/2014[3]	129,100	129,062
	Principal amount	Value
Short-term securities	(000)	(000)

Coca-Cola Co. 0.12%–0.16% due 11/22/2013–2/21/2014[3]	$170,800	$ 170,772
U.S. Treasury Bills 0.13%–0.133% due 5/29–8/21/2014	150,000	149,919
Federal Farm Credit Banks 0.09%–0.17% due 12/3/2013–9/12/2014	132,200	132,119
General Electric Co. 0.10% due 12/11/2013	50,800	50,794
General Electric Capital Corp. 0.14% due 2/24/2014	50,000	49,980
Wal-Mart Stores, Inc. 0.05%–0.19% due 11/26/2013–1/21/2014[3]	97,700	97,688
Wells Fargo & Co. 0.17% due 11/18/2013	75,400	75,392
Parker-Hannifin Corp. 0.07%–0.20% due 11/7–12/3/2013[3]	74,300	74,296
E.I. duPont de Nemours and Co. 0.08% due 12/4/2013[3]	66,400	66,395
Google Inc. 0.05% due 11/19/2013[3]	50,000	49,999
National Rural Utilities Cooperative Finance Corp. 0.09% due 11/14/2013	50,000	49,998
Paccar Financial Corp. 0.06%–0.12% due 11/12–12/2/2013	46,600	46,597
Johnson & Johnson 0.15% due 1/6/2014[3]	40,500	40,496
John Deere Financial Ltd. 0.20% due 12/3/2013[3]	35,000	34,994
Chevron Corp. 0.13% due 11/20/2013[3]	32,500	32,498
ExxonMobil Corp. 0.06% due 12/13/2013	24,100	24,098
Private Export Funding Corp. 0.225% due 4/3/2014[3]	21,100	21,084
National Australia Funding (Delaware) Inc. 0.04% due 11/1/2013[3]	20,600	20,600
Procter & Gamble Co. 0.07% due 12/3/2013[3]	19,700	19,699
Total short-term securities (cost: $2,830,809,000)		2,831,033
Total investment securities (cost: $74,639,477,000)		89,136,270
Other assets less liabilities		(33,842)
Net assets		$89,102,428

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

[1]	Represents an affiliated company as defined under the Investment Company Act of 1940.
[2]	Security did not produce income during the last 12 months.
[3]	Acquired in a transaction exempt from registration under Rule 144A or section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $2,419,669,000, which represented 2.72% of the net assets of the fund.
[4]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities was $57,532,000, which represented .06% of the net assets of the fund.
[5]	Acquired through a private placement transaction exempt from registration under the Securities Act of 1933. This security (acquired on 2/8/2012 at a cost of $4,933,000) may be subject to legal or contractual restrictions on resale.
[6]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[7]	Coupon rate may change periodically.
[8]	A portion of this security was pledged as collateral for net losses on unsettled forward currency contracts. The total value of pledged collateral was $176,933,000, which represented .20% of the net assets of the fund.
[9]	Index-linked bond whose principal amount moves with a government price index.
[10]	Loan participations and assignments; may be subject to legal or contractual restrictions on resale. The total value of all such loans was $89,163,000, which represented .10% of the net assets of the fund.
[11]	Payment in kind; the issuer has the option of paying additional securities in lieu of cash.

Key to abbreviations and symbol

ADR = American Depositary Receipts

FDR = Fiduciary Depositary Receipts

GDR = Global Depositary Receipts

€ = Euros

MXN = Mexican pesos

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the American Funds website at americanfunds.com.

MFGEFPX-012-1213O-S37700

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Capital Income Builder

We have audited, in accordance with standards of the Public Company Accounting Oversight Board (United States), the financial statements of Capital Income Builder (the “Fund”) as of October 31, 2013, and for the year then ended and have issued our unqualified report thereon dated December 9, 2013 (which report and financial statements are included in Item 1 of this Certified Shareholder Report on Form N-CSR). Our audit included an audit of the Fund’s investment portfolio (the “Portfolio”) as of October 31, 2013 appearing in Item 6 of this Form N-CSR. The Portfolio is the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Portfolio based on our audit.

In our opinion, the Portfolio referred to above, when read in conjunction with the financial statements of the Fund referred to above, presents fairly, in all material respects, the information set forth therein.

PricewaterhouseCoopers LLP

Los Angeles, California

December 9, 2013

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees since the Registrant last submitted a proxy statement to its shareholders. The procedures are as follows. The Registrant has a nominating and governance committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of trustees. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating and governance committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating and governance committee.

ITEM 11 – Controls and Procedures

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)	There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 – Exhibits

(a)(1)	The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CAPITAL INCOME BUILDER

By /s/ Michael J. Thawley
Michael J. Thawley, Executive Vice President and Principal Executive Officer

Date: December 31, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By /s/ Michael J. Thawley
Michael J. Thawley, Executive Vice President and Principal Executive Officer

Date: December 31, 2013

By /s/ Neal F. Wellons
Neal F. Wellons, Treasurer and Principal Financial Officer

Date: December 31, 2013